UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Short Duration Diversified Income Fund (EVG)

Semiannual Report

April 30, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator.

The SEC and CFTC have not yet adopted final rules harmonizing certain disclosure, reporting and recordkeeping requirements that will apply to funds designated as commodity pools. Therefore, additional information that may be required to be disclosed under these rules, additional regulatory requirements that may be imposed and additional expenses that may be incurred by the funds cannot be currently determined.

Managed Distribution Plan.Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.09 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report April 30, 2013

Eaton Vance

Short Duration Diversified Income Fund

Table of Contents

Performance	2

Fund Profile	2

Endnotes and Additional Disclosures	3

Financial Statements	4

Annual Meeting of Shareholders	44

Board of Trustees’ Contract Approval	45

Officers and Trustees	48

Important Notices	49

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Performance1

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Catherine C. McDermott, Andrew Szczurowski, CFA and Eric Stein, CFA

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Since Inception
Fund at NAV	02/28/2005	2.35%	5.49%	7.57%	6.71%
Fund at Market Price	—	3.58	9.40	9.35	6.46

% Premium/Discount to NAV
					–1.86%

Distributions[2]
Total Distributions per share for the period					$0.540
Distribution Rate at NAV					6.09%
Distribution Rate at Market Price					6.21%

% Total Leverage[3]
Derivatives					27.15%
Borrowings					17.78

Fund Profile

*	Net securities sold short.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Endnotes and Additional Disclosures

[1]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, the returns would be lower.

[2]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital.

[3]

The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund is required to maintain prescribed asset coverage for its derivatives and borrowings, which could be reduced if Fund asset values decline.

[4]

Total leveraged assets include all assets of the Fund (including those acquired with financial leverage), the absolute notional value of long and short forward foreign currency contracts and other derivatives held by the Fund. Asset Allocation as a percentage of the Fund’s net assets amounted to 181.6%. Please refer to the definition of total leveraged assets within the Notes to Consolidated Financial Statements included herein.

Fund profile subject to change due to active management.

3

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited)

Senior Floating-Rate Interests — 48.1%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.7%
Booz Allen Hamilton Inc.
Term Loan, 4.50%, Maturing July 31, 2019	174	$176,693
DAE Aviation Holdings, Inc.
Term Loan, 6.25%, Maturing October 29, 2018	137	138,381
Term Loan, 6.25%, Maturing November 2, 2018	62	62,733
Hawker Beechcraft Acquisition Company LLC
Term Loan, 5.75%, Maturing February 14, 2020	150	150,438
Sequa Corporation
Term Loan, 5.25%, Maturing June 19, 2017	324	329,591
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	399	402,634
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015	294	296,067
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	673	684,073

		$2,240,610

Automotive — 2.2%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 30, 2020	100	$101,375
Allison Transmission, Inc.
Term Loan, 3.21%, Maturing August 7, 2017	168	168,697
Term Loan, 4.25%, Maturing August 23, 2019	522	530,042
Autoparts Holdings Limited
Term Loan, 6.50%, Maturing July 28, 2017	290	294,300
Chrysler Group LLC
Term Loan, 6.00%, Maturing May 24, 2017	1,377	1,400,052
Federal-Mogul Corporation
Term Loan, 2.14%, Maturing December 29, 2014	925	878,526
Term Loan, 2.14%, Maturing December 28, 2015	546	518,735
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	1,150	1,164,131
HHI Holdings LLC
Term Loan, 5.00%, Maturing October 5, 2018	383	387,469
Metaldyne Company LLC
Term Loan, 5.00%, Maturing December 18, 2018	274	280,142
SRAM, LLC
Term Loan, 4.00%, Maturing June 7, 2018	375	373,125
Tomkins LLC
Term Loan, 3.75%, Maturing September 29, 2016	302	306,816
Tower International Inc.
Term Loan, 5.75%, Maturing April 16, 2020	150	152,625

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)
TriMas Corporation
Term Loan, 3.75%, Maturing October 10, 2019	174	$175,648
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017	575	579,912

		$7,311,595

Beverage and Tobacco — 0.0%(2)
Constellation Brands, Inc.
Term Loan, Maturing April 25, 2020(3)	150	$150,344

		$150,344

Building and Development — 0.2%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 20, 2020	250	$252,317
Preferred Proppants, LLC
Term Loan, 9.00%, Maturing December 15, 2016	123	117,266
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016	380	385,911

		$755,494

Business Equipment and Services — 4.1%
ACCO Brands Corporation
Term Loan, 4.25%, Maturing April 30, 2019	69	$69,439
Acosta, Inc.
Term Loan, 5.00%, Maturing March 2, 2018	369	375,433
Acxiom Corporation
Term Loan, 3.27%, Maturing March 15, 2015	250	252,243
Advantage Sales & Marketing, Inc.
Term Loan, 4.25%, Maturing December 18, 2017	367	371,393
Affinion Group, Inc.
Term Loan, 6.50%, Maturing October 10, 2016	521	513,656
Altegrity, Inc.
Term Loan, 5.00%, Maturing February 21, 2015	365	363,019
Altisource Solutions S.a.r.l.
Term Loan, 5.75%, Maturing November 27, 2019	150	151,869
Audio Visual Services Group, Inc.
Term Loan, 6.75%, Maturing November 9, 2018	224	228,343
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.25%, Maturing October 23, 2018	34	34,249
Term Loan, 6.25%, Maturing October 23, 2018	140	142,705
Brickman Group Holdings Inc.
Term Loan, 5.50%, Maturing October 14, 2016	289	292,409
CDW LLC
Term Loan, 3.50%, Maturing April 29, 2020	375	376,734

4	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
ClientLogic Corporation
Term Loan, 7.03%, Maturing January 30, 2017	165	$164,091
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017	100	100,495
Education Management LLC
Term Loan, 4.31%, Maturing June 1, 2016	247	206,291
Term Loan, 8.25%, Maturing March 29, 2018	371	322,054
EIG Investors Corp.
Term Loan, 6.25%, Maturing November 8, 2019	399	402,491
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018	345	350,672
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 4.00%, Maturing February 7, 2020	99	99,671
Genpact International, Inc.
Term Loan, 4.25%, Maturing August 30, 2019	323	328,832
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing December 17, 2018	568	572,409
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 31, 2019	150	151,402
KAR Auction Services, Inc.
Term Loan, 3.75%, Maturing May 19, 2017	552	560,463
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019	299	302,991
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020	175	185,281
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016	413	408,439
Mitchell International, Inc.
Term Loan, 3.81%, Maturing March 28, 2016	176	176,612
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018	149	150,914
Quintiles Transnational Corp.
Term Loan, 4.50%, Maturing June 8, 2018	824	835,726
Renaissance Learning, Inc.
Term Loan, 5.75%, Maturing November 13, 2018	124	126,085
Sabre, Inc.
Term Loan, 5.25%, Maturing February 19, 2019	224	228,084
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017	123	123,036
SunGard Data Systems, Inc.
Term Loan, 3.95%, Maturing February 28, 2017	35	34,834
Term Loan, 4.00%, Maturing March 8, 2020	1,700	1,723,907
Trans Union, LLC
Term Loan, 4.25%, Maturing February 10, 2019	979	993,038

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Travelport LLC
Term Loan, 4.88%, Maturing August 21, 2015	EUR	370	$481,971
West Corporation
Term Loan, 4.25%, Maturing June 29, 2018		1,500	1,526,352

			$13,727,633

Cable and Satellite Television — 2.3%
Atlantic Broadband Finance, LLC
Term Loan, 4.50%, Maturing December 2, 2019		149	$151,862
BBHI Acquisition LLC
Term Loan, 4.50%, Maturing December 14, 2017		210	211,059
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		792	798,807
Charter Communications Operating, LLC
Term Loan, 4.00%, Maturing May 15, 2019		495	496,959
Term Loan, Maturing April 10, 2020(3)		250	249,798
Term Loan, Maturing January 19, 2021(3)		125	125,130
CSC Holdings, Inc.
Term Loan, 2.70%, Maturing April 15, 2020		625	624,609
ION Media Networks, Inc.
Term Loan, 7.25%, Maturing July 31, 2018		175	177,181
Kabel Deutschland GmbH
Term Loan, 2.84%, Maturing April 17, 2020	EUR	125	165,380
Lavena Holdings 4 GmbH
Term Loan, 2.62%, Maturing March 6, 2015	EUR	56	73,223
Term Loan, 3.00%, Maturing March 4, 2016	EUR	56	73,223
MCC Iowa LLC
Term Loan, 1.93%, Maturing January 30, 2015		1,405	1,407,070
UPC Financing Partnership
Term Loan, 3.87%, Maturing March 26, 2021	EUR	1,394	1,850,688
Virgin Media Investment Holdings Limited
Term Loan, Maturing February 15, 2020(3)	GBP	300	471,927
Term Loan, Maturing February 17, 2020(3)		800	801,062

			$7,677,978

Chemicals and Plastics — 1.7%
AZ Chem US Inc.
Term Loan, 5.25%, Maturing December 22, 2017		196	$199,625
Celanese U.S. Holdings LLC
Term Loan, 3.03%, Maturing October 31, 2016		255	257,939
Huntsman International, LLC
Term Loan, 2.74%, Maturing April 19, 2017		1,516	1,526,375
Ineos US Finance LLC
Term Loan, 6.50%, Maturing May 4, 2018		1,188	1,205,077

5	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
MacDermid, Inc.
Term Loan, 2.31%, Maturing April 11, 2014	EUR	285	$374,045
Milacron LLC
Term Loan, 4.25%, Maturing March 28, 2020		75	75,703
PQ Corporation
Term Loan, 4.50%, Maturing August 7, 2017		224	227,363
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing February 8, 2018		400	406,625
U.S. Coatings Acquisition Inc.
Term Loan, 4.75%, Maturing February 3, 2020		550	557,792
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		787	792,897

			$5,623,441

Clothing / Textiles — 0.0%(2)
Wolverine Worldwide, Inc.
Term Loan, 4.00%, Maturing July 31, 2019		85	$86,440

			$86,440

Conglomerates — 1.2%
Jarden Corporation
Term Loan, 2.70%, Maturing March 30, 2018		519	$524,744
Rexnord LLC
Term Loan, 3.75%, Maturing April 2, 2018		809	818,170
RGIS Services, LLC
Term Loan, 4.53%, Maturing October 18, 2016		748	754,703
Term Loan, 5.50%, Maturing October 18, 2017		272	276,504
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018		296	298,473
Spectrum Brands, Inc.
Term Loan, 4.50%, Maturing December 17, 2019		648	659,316
Walter Energy, Inc.
Term Loan, 5.75%, Maturing April 2, 2018		681	692,349

			$4,024,259

Containers and Glass Products — 1.0%
Berry Plastics Holding Corporation
Term Loan, 2.20%, Maturing April 3, 2015		761	$765,942
Term Loan, 3.50%, Maturing February 7, 2020		425	425,206
BWAY Corporation
Term Loan, 4.50%, Maturing August 7, 2017		499	506,231
Pelican Products, Inc.
Term Loan, 7.00%, Maturing July 11, 2018		248	251,227

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Reynolds Group Holdings Inc.
Term Loan, 4.75%, Maturing September 28, 2018	796	$810,570
TricorBraun, Inc.
Term Loan, 5.50%, Maturing May 3, 2018	422	425,503

		$3,184,679

Cosmetics / Toiletries — 0.3%
Bausch & Lomb, Inc.
Term Loan, 5.25%, Maturing May 17, 2019	596	$600,432
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020	425	429,781

		$1,030,213

Drugs — 0.4%
Aptalis Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017	247	$249,235
Term Loan, 5.50%, Maturing February 10, 2017	248	250,748
Par Pharmaceutical Companies, Inc.
Term Loan, 4.25%, Maturing September 30, 2019	224	226,195
Warner Chilcott Company, LLC
Term Loan, 4.25%, Maturing March 15, 2018	86	87,036
Warner Chilcott Corporation
Term Loan, 4.25%, Maturing March 15, 2018	105	106,921
Term Loan, 4.25%, Maturing March 15, 2018	242	245,622
WC Luxco S.a.r.l.
Term Loan, 4.25%, Maturing March 15, 2018	190	193,553

		$1,359,310

Ecological Services and Equipment — 0.1%
ADS Waste Holdings, Inc.
Term Loan, 4.25%, Maturing October 9, 2019	399	$404,402

		$404,402

Electronics / Electrical — 3.6%
Aeroflex Incorporated
Term Loan, 5.75%, Maturing May 9, 2018	473	$480,249
Aspect Software, Inc.
Term Loan, 7.00%, Maturing May 6, 2016	306	311,164
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	555	563,186
CommScope, Inc.
Term Loan, 3.75%, Maturing January 12, 2018	1,926	1,954,035

6	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
CompuCom Systems, Inc.
Term Loan, 6.50%, Maturing October 4, 2018	150	$150,685
Dealer Computer Services, Inc.
Term Loan, 3.75%, Maturing April 20, 2018	242	243,935
DG FastChannel, Inc.
Term Loan, 7.25%, Maturing July 26, 2018	249	246,499
Eagle Parent, Inc.
Term Loan, 4.50%, Maturing May 16, 2018	516	524,859
Edwards (Cayman Islands II) Limited
Term Loan, 4.75%, Maturing March 26, 2020	250	251,406
Freescale Semiconductor, Inc.
Term Loan, 5.00%, Maturing March 2, 2020	575	582,817
Infor (US), Inc.
Term Loan, 5.25%, Maturing April 5, 2018	893	909,262
Internet Brands, Inc.
Term Loan, 6.25%, Maturing March 15, 2019	175	176,203
Magic Newco LLC
Term Loan, 7.25%, Maturing December 12, 2018	274	279,012
Microsemi Corporation
Term Loan, 3.75%, Maturing February 19, 2020	258	261,577
NXP B.V.
Term Loan, 4.50%, Maturing March 3, 2017	539	552,307
Term Loan, 4.75%, Maturing January 11, 2020	175	179,072
Rovi Solutions Corporation
Term Loan, 3.50%, Maturing March 29, 2019	150	151,313
RP Crown Parent, LLC
Term Loan, 6.75%, Maturing December 21, 2018	524	536,698
Sensata Technologies Finance Company, LLC
Term Loan, 3.75%, Maturing May 11, 2018	242	245,550
Serena Software, Inc.
Term Loan, 4.20%, Maturing March 10, 2016	1,185	1,192,406
Shield Finance Co. S.A.R.L.
Term Loan, 6.50%, Maturing May 10, 2019	199	201,229
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	113	114,675
Sophia, L.P.
Term Loan, 4.50%, Maturing July 19, 2018	242	245,255
Spansion LLC
Term Loan, 5.25%, Maturing December 11, 2018	149	151,158
SS&C Technologies Inc.
Term Loan, 5.00%, Maturing June 7, 2019	22	22,528
Term Loan, 5.00%, Maturing June 7, 2019	216	217,770
SumTotal Systems LLC
Term Loan, 6.25%, Maturing November 16, 2018	249	253,116

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	100	$101,750
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018	214	214,657
Wall Street Systems, Inc.
Term Loan, 5.75%, Maturing October 24, 2019	224	227,243
Web.com Group, Inc.
Term Loan, 4.50%, Maturing October 27, 2017	375	379,700

		$11,921,316

Equipment Leasing — 0.2%
Delos Aircraft Inc.
Term Loan, 4.75%, Maturing April 12, 2016	225	$227,250
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	500	505,000

		$732,250

Financial Intermediaries — 2.0%
American Capital Holdings, Inc.
Term Loan, 5.50%, Maturing August 22, 2016	175	$177,953
Asset Acceptance Capital Corp.
Term Loan, 8.75%, Maturing November 14, 2017	234	237,305
Citco Funding LLC
Term Loan, 4.25%, Maturing May 23, 2018	690	692,201
Clipper Acquisitions Corp.
Term Loan, 4.00%, Maturing February 6, 2020	100	100,748
First Data Corporation
Term Loan, 4.20%, Maturing March 23, 2018	500	498,985
Term Loan, 4.20%, Maturing September 24, 2018	375	374,063
Harbourvest Partners, LLC
Term Loan, 4.75%, Maturing November 21, 2017	159	160,031
LPL Holdings, Inc.
Term Loan, 4.00%, Maturing March 29, 2019	1,460	1,474,397
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	50	50,867
Nuveen Investments, Inc.
Term Loan, 4.20%, Maturing May 13, 2017	1,250	1,266,927
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	250	254,531
Oz Management LP
Term Loan, 1.70%, Maturing November 15, 2016	223	208,137
RPI Finance Trust
Term Loan, 3.50%, Maturing May 9, 2018	661	668,544
Term Loan, 4.00%, Maturing November 9, 2018	297	299,404

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Walter Investment Management Corp.
Term Loan, 5.75%, Maturing November 28, 2017		148	$150,816

			$6,614,909

Food Products — 2.1%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		249	$253,271
Blue Buffalo Company, Ltd.
Term Loan, 4.75%, Maturing August 8, 2019		249	251,783
Clearwater Seafoods Limited Partnership
Term Loan, 6.75%, Maturing June 6, 2018		188	189,695
Del Monte Foods Company
Term Loan, 4.00%, Maturing March 8, 2018		1,195	1,206,536
Dole Food Company Inc.
Term Loan, Maturing April 1, 2020(3)		125	126,016
High Liner Foods Incorporated
Term Loan, 4.75%, Maturing December 31, 2017		233	236,219
HJ Heinz Co.
Term Loan, Maturing March 27, 2020(3)		2,025	2,045,947
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018		987	993,647
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		888	898,738
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020		700	704,372

			$6,906,224

Food Service — 2.2%
Aramark Corporation
Term Loan, 3.70%, Maturing July 26, 2016		43	$43,100
Term Loan, 3.70%, Maturing July 26, 2016		77	77,565
Term Loan, 3.70%, Maturing July 26, 2016		1,168	1,179,431
Term Loan, 3.75%, Maturing July 26, 2016		529	535,020
Term Loan, 4.01%, Maturing July 26, 2016	GBP	523	799,451
Buffets, Inc.
Term Loan, 0.16%, Maturing April 22, 2015(4)		26	26,201
Burger King Corporation
Term Loan, 3.75%, Maturing September 27, 2019		572	580,077
DineEquity, Inc.
Term Loan, 3.75%, Maturing October 19, 2017		206	209,564
Dunkin’ Brands, Inc.
Term Loan, 3.75%, Maturing February 14, 2020		532	538,202
Landry’s, Inc.
Term Loan, 4.75%, Maturing April 24, 2018		497	504,634

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
OSI Restaurant Partners, LLC
Term Loan, 3.50%, Maturing October 25, 2019		512	$515,501
US Foods, Inc.
Term Loan, 5.75%, Maturing March 31, 2017		589	597,164
Weight Watchers International, Inc.
Term Loan, 3.75%, Maturing April 2, 2020		1,200	1,199,250
Wendy’s International, Inc.
Term Loan, 4.75%, Maturing May 15, 2019		373	375,807

			$7,180,967

Food / Drug Retailers — 1.1%
Albertson’s, LLC
Term Loan, 5.75%, Maturing March 21, 2016		150	$152,074
Alliance Boots Holdings Limited
Term Loan, 3.58%, Maturing July 10, 2017	EUR	1,000	1,319,969
Term Loan, 3.99%, Maturing July 10, 2017	GBP	300	466,442
General Nutrition Centers, Inc.
Term Loan, 3.75%, Maturing March 2, 2018		855	864,702
Rite Aid Corporation
Term Loan, 4.00%, Maturing February 21, 2020		450	456,019
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020		100	103,958
Supervalu Inc.
Term Loan, 6.25%, Maturing March 21, 2019		450	457,500

			$3,820,664

Health Care — 5.6%
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017		765	$776,811
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		75	75,163
Apria Healthcare Group I
Term Loan, 6.75%, Maturing April 5, 2020		100	100,297
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018		299	304,487
Biomet Inc.
Term Loan, 3.97%, Maturing July 25, 2017		857	869,355
Catalent Pharma Solutions Inc.
Term Loan, 3.70%, Maturing September 15, 2016		401	404,318
CHG Buyer Corporation
Term Loan, 5.00%, Maturing November 22, 2019		123	125,479
Community Health Systems, Inc.
Term Loan, 3.79%, Maturing January 25, 2017		1,370	1,385,606

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Convatec Inc.
Term Loan, 5.00%, Maturing December 22, 2016	100	$101,937
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016	635	643,317
Term Loan, 4.00%, Maturing November 1, 2019	623	631,489
DJO Finance LLC
Term Loan, 4.75%, Maturing September 15, 2017	337	342,746
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018	295	288,537
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018	273	275,030
Emergency Medical Services Corporation
Term Loan, 4.00%, Maturing May 25, 2018	406	411,851
Grifols Inc.
Term Loan, 4.25%, Maturing June 1, 2017	588	596,114
HCA, Inc.
Term Loan, 3.53%, Maturing March 31, 2017	1,216	1,221,179
Term Loan, 2.95%, Maturing May 1, 2018	1,155	1,159,334
Health Management Associates, Inc.
Term Loan, 3.50%, Maturing November 16, 2018	658	664,865
Hologic Inc.
Term Loan, 4.50%, Maturing August 1, 2019	372	377,669
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018	319	323,441
inVentiv Health, Inc.
Term Loan, 7.50%, Maturing August 4, 2016	533	529,040
Kindred Healthcare, Inc.
Term Loan, 5.25%, Maturing June 1, 2018	196	198,215
Kinetic Concepts, Inc.
Term Loan, 5.50%, Maturing May 4, 2018	839	855,654
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	118	119,721
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing October 9, 2017	145	145,822
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing October 26, 2017	105	106,842
Multiplan, Inc.
Term Loan, 4.00%, Maturing August 25, 2017	403	408,370
MX USA, Inc.
Term Loan, 6.50%, Maturing April 28, 2017	99	99,495
One Call Medical, Inc.
Term Loan, 5.50%, Maturing August 16, 2019	174	175,540
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing February 25, 2017	232	234,458

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Pharmaceutical Product Development, Inc.
Term Loan, 4.25%, Maturing December 5, 2018	349	$354,661
Radnet Management, Inc.
Term Loan, 4.26%, Maturing October 10, 2018	299	301,205
Select Medical Corporation
Term Loan, 5.50%, Maturing June 1, 2018	590	596,865
Sheridan Holdings, Inc.
Term Loan, 4.50%, Maturing June 29, 2018	99	100,663
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018	295	297,790
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 1, 2019	323	328,424
Universal Health Services, Inc.
Term Loan, 3.75%, Maturing November 15, 2016	516	521,569
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.50%, Maturing February 13, 2019	398	403,164
Term Loan, 3.50%, Maturing December 11, 2019	399	404,050
Vanguard Health Holding Company II, LLC
Term Loan, 3.75%, Maturing January 29, 2016	731	742,088
VWR Funding, Inc.
Term Loan, 4.20%, Maturing April 3, 2017	324	328,037
Term Loan, 4.45%, Maturing April 3, 2017	457	463,760

		$18,794,458

Home Furnishings — 0.2%
Oreck Corporation
Term Loan - Second Lien, 3.78%, Maturing March 19, 2016(4)	85	$77,535
Serta Simmons Holdings, LLC
Term Loan, 5.00%, Maturing October 1, 2019	324	329,137
Tempur-Pedic International Inc.
Term Loan, 5.00%, Maturing December 12, 2019	349	355,344

		$762,016

Industrial Equipment — 1.0%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing February 1, 2020	150	$152,229
Colfax Corporation
Term Loan, 3.25%, Maturing January 11, 2019	673	680,130
Generac Power Systems, Inc.
Term Loan, 6.25%, Maturing May 30, 2018	272	277,270
Grede LLC
Term Loan, 7.00%, Maturing April 3, 2017	355	356,334

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 29, 2018		447	$455,188
Kion Group GMBH
Term Loan, 3.87%, Maturing December 29, 2015(5)	EUR	52	69,055
Neenah Foundry Company
Term Loan, Maturing October 12, 2016(3)		100	99,500
Schaeffler AG
Term Loan, 4.25%, Maturing January 27, 2017		150	152,362
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019		195	196,244
Terex Corporation
Term Loan, 4.50%, Maturing April 28, 2017		990	1,002,251

			$3,440,563

Insurance — 1.4%
Alliant Holdings I, Inc.
Term Loan, 5.00%, Maturing December 20, 2019		399	$404,611
AmWINS Group, Inc.
Term Loan, 5.00%, Maturing September 6, 2019		773	782,485
Applied Systems, Inc.
Term Loan, 4.25%, Maturing June 8, 2017		358	361,798
Asurion LLC
Term Loan, 4.50%, Maturing May 24, 2019		1,696	1,719,672
CNO Financial Group, Inc.
Term Loan, 4.25%, Maturing September 28, 2016		180	182,100
Compass Investors Inc.
Term Loan, 5.25%, Maturing December 27, 2019		424	429,943
Cooper Gay Swett & Crawford Ltd.
Term Loan, Maturing April 6, 2020(3)		50	50,521
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019		125	127,181
Hub International Limited
Term Loan, 3.71%, Maturing June 13, 2017		759	767,641

			$4,825,952

Leisure Goods / Activities / Movies — 2.0%
AMC Entertainment, Inc.
Term Loan, Maturing April 30, 2020(3)		450	$448,875
Bombardier Recreational Products, Inc.
Term Loan, 5.00%, Maturing January 30, 2019		850	860,094
ClubCorp Club Operations, Inc.
Term Loan, 5.00%, Maturing November 30, 2016		474	482,931
Delta 2 (LUX) S.a.r.l.
Term Loan, 6.00%, Maturing April 30, 2019		371	378,128

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Equinox Holdings, Inc.
Term Loan, 4.50%, Maturing January 31, 2020	250	$253,125
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	100	100,560
Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016	509	516,788
Regal Cinemas, Inc.
Term Loan, 2.72%, Maturing August 23, 2017	1,197	1,206,952
Revolution Studios Distribution Company, LLC
Term Loan, 3.95%, Maturing December 21, 2014(4)	211	176,486
Term Loan - Second Lien, 7.20%, Maturing June 21, 2015(4)	225	119,813
SeaWorld Parks & Entertainment, Inc.
Term Loan, 2.92%, Maturing February 17, 2016	231	232,405
Term Loan, 4.00%, Maturing August 17, 2017	329	332,064
Six Flags Theme Parks, Inc.
Term Loan, 4.00%, Maturing December 20, 2018	608	617,727
Town Sports International Inc.
Term Loan, 5.75%, Maturing May 11, 2018	170	173,195
WMG Acquisition Corp.
Term Loan, 5.25%, Maturing November 1, 2018	99	100,314
Zuffa LLC
Term Loan, 4.50%, Maturing February 25, 2020	574	577,864

		$6,577,321

Lodging and Casinos — 1.2%
Affinity Gaming, LLC
Term Loan, 5.50%, Maturing November 9, 2017	482	$490,831
Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 16, 2018	973	981,341
Caesars Entertainment Operating Company
Term Loan, 5.45%, Maturing January 26, 2018	937	852,892
Las Vegas Sands LLC
Term Loan, 2.70%, Maturing November 23, 2016	161	161,865
Term Loan, 2.70%, Maturing November 23, 2016	800	802,955
MGM Resorts International
Term Loan, 4.25%, Maturing December 20, 2019	499	507,236
Pinnacle Entertainment, Inc.
Term Loan, 4.00%, Maturing March 19, 2019	99	99,804
Seminole Tribe of Florida
Term Loan, 3.00%, Maturing April 20, 2020	125	126,034

		$4,022,958

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals — 0.6%
Arch Coal Inc.
Term Loan, 5.75%, Maturing May 16, 2018	571	$580,810
Constellium Holdco B.V.
Term Loan, 6.25%, Maturing March 25, 2020	100	103,250
Fairmount Minerals LTD
Term Loan, 5.25%, Maturing March 15, 2017	425	429,720
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	173	175,416
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	415	422,710
United Distribution Group, Inc.
Term Loan, 7.50%, Maturing October 9, 2018	223	213,714

		$1,925,620

Oil and Gas — 1.9%
Citgo Petroleum Corporation
Term Loan, 9.00%, Maturing June 23, 2017	489	$500,377
Crestwood Holdings LLC
Term Loan, 9.75%, Maturing March 26, 2018	188	192,027
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	115	115,630
Term Loan, 4.00%, Maturing April 23, 2020	185	185,008
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 24, 2017	214	215,170
Frac Tech International LLC
Term Loan, 8.50%, Maturing May 6, 2016	343	338,570
Gibson Energy ULC
Term Loan, 4.75%, Maturing June 15, 2018	446	452,739
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	1,468	1,485,899
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	786	793,820
Plains Exploration & Production
Term Loan, 4.00%, Maturing November 30, 2019	400	401,600
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	100	101,000
Samson Investment Company
Term Loan - Second Lien, 6.00%, Maturing September 25, 2018	175	177,297
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 14, 2019	389	395,982
Term Loan, 5.00%, Maturing September 25, 2019	32	32,049
Term Loan, 5.00%, Maturing September 25, 2019	52	52,471
Tallgrass Operations, LLC
Term Loan, 5.71%, Maturing November 13, 2018	424	429,060

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018		324	$329,398

			$6,198,097

Publishing — 1.6%
Ascend Learning, Inc.
Term Loan, 7.00%, Maturing May 23, 2017		346	$346,396
Aster Zweite Beteiligungs GmbH
Term Loan, 5.46%, Maturing December 31, 2014	EUR	705	935,483
Cengage Learning Acquisitions, Inc.
Term Loan, 2.70%, Maturing July 3, 2014		175	136,949
GateHouse Media Operating, Inc.
Term Loan, 2.20%, Maturing August 28, 2014		304	111,307
Term Loan, 2.20%, Maturing August 28, 2014		722	264,646
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019		948	962,579
Interactive Data Corporation
Term Loan, 3.75%, Maturing February 11, 2018		431	436,514
John Henry Holdings, Inc.
Term Loan, 6.00%, Maturing December 6, 2018		125	127,025
Laureate Education, Inc.
Term Loan, 5.25%, Maturing June 18, 2018		1,500	1,513,971
McGraw-Hill Global Education Holdings, LLC
Term Loan, 9.00%, Maturing March 22, 2019		150	149,775
MediaNews Group Inc.
Term Loan, 8.50%, Maturing March 19, 2014		10	9,834
Merrill Communications, LLC
Term Loan, 7.25%, Maturing March 8, 2018		150	151,121
Tribune Company
Term Loan, 4.00%, Maturing December 31, 2019		349	353,836

			$5,499,436

Radio and Television — 0.9%
Cumulus Media Holdings Inc.
Term Loan, 4.50%, Maturing September 17, 2018		814	$829,727
Foxco Acquisition Sub, LLC
Term Loan, 5.50%, Maturing July 14, 2017		274	278,699
Mission Broadcasting, Inc.
Term Loan, 4.50%, Maturing December 3, 2019		82	83,246
Nexstar Broadcasting, Inc.
Term Loan, 4.50%, Maturing December 3, 2019		193	196,910
Nine Entertainment Group Limited
Term Loan, 3.50%, Maturing February 5, 2020		150	151,281

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Univision Communications Inc.
Term Loan, 4.75%, Maturing March 2, 2020	1,164	$1,177,177
Weather Channel
Term Loan, 3.50%, Maturing February 13, 2017	263	267,616

		$2,984,656

Retailers (Except Food and Drug) — 2.1%
99 Cents Only Stores
Term Loan, 5.25%, Maturing January 11, 2019	245	$248,649
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing November 20, 2019	269	272,758
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019	125	126,635
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019	124	126,106
FTD, Inc.
Term Loan, 4.75%, Maturing June 11, 2018	177	179,251
Harbor Freight Tools USA, Inc.
Term Loan, 5.50%, Maturing November 14, 2017	199	201,577
J Crew Group, Inc.
Term Loan, 4.00%, Maturing March 7, 2018	343	346,797
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018	336	339,739
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020	500	505,535
National Vision, Inc.
Term Loan, 7.00%, Maturing August 2, 2018	148	151,828
Neiman Marcus Group, Inc. (The)
Term Loan, 4.00%, Maturing May 16, 2018	1,775	1,791,779
Ollie’s Bargain Outlet, Inc.
Term Loan, 5.25%, Maturing September 27, 2019	100	100,748
Party City Holdings Inc.
Term Loan, 4.25%, Maturing July 29, 2019	274	277,027
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017	743	754,479
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018	338	334,896
Term Loan, 4.25%, Maturing August 7, 2019	124	123,442
ServiceMaster Company
Term Loan, 4.25%, Maturing January 31, 2017	274	276,940
Term Loan, 4.46%, Maturing January 31, 2017	487	491,056
Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016	252	245,112

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		98	$98,841

			$6,993,195

Steel — 0.6%
Ameriforge Group, Inc.
Term Loan, 6.00%, Maturing December 19, 2019		100	$101,371
Essar Steel Algoma, Inc.
Term Loan, 8.75%, Maturing September 19, 2014		199	203,395
FMG America Finance, Inc.
Term Loan, 5.25%, Maturing October 18, 2017		1,144	1,164,671
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		147	148,932
Patriot Coal Corporation
DIP Loan, 9.25%, Maturing October 4, 2013		175	173,797
Waupaca Foundry, Inc.
Term Loan, 4.75%, Maturing June 29, 2017		219	220,490
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		100	100,993

			$2,113,649

Surface Transport — 0.7%
Hertz Corporation (The)
Term Loan, 3.00%, Maturing March 11, 2018		1,427	$1,434,124
Term Loan, 3.75%, Maturing March 11, 2018		349	353,780
Swift Transportation Co. Inc.
Term Loan, 2.95%, Maturing December 21, 2016		345	349,701
Term Loan, 4.00%, Maturing December 21, 2017		228	232,250

			$2,369,855

Telecommunications — 2.0%
Arris Group, Inc.
Term Loan, 3.50%, Maturing February 7, 2020		200	$200,656
Cricket Communications, Inc.
Term Loan, 4.75%, Maturing February 21, 2020		400	402,750
Crown Castle International Corporation
Term Loan, 3.25%, Maturing January 31, 2019		346	347,731
Intelsat Jackson Holdings Ltd.
Term Loan, 4.25%, Maturing April 2, 2018		2,113	2,145,957
IPC Systems, Inc.
Term Loan, 2.76%, Maturing May 31, 2014	GBP	194	295,594
MetroPCS Wireless, Inc.
Term Loan, 4.88%, Maturing March 16, 2018		1,422	1,427,807

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Mitel Networks Corporation
Term Loan, 7.00%, Maturing February 27, 2019	150	$152,156
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018	63	63,754
Syniverse Holdings, Inc.
Term Loan, 1.00%, Maturing April 23, 2019(6)	250	251,719
Term Loan, 5.00%, Maturing April 23, 2019	347	350,089
Telesat LLC
Term Loan, 3.50%, Maturing March 28, 2019	670	677,893
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020	172	172,833
Windstream Corporation
Term Loan, 4.00%, Maturing August 8, 2019	124	125,445

		$6,614,384

Utilities — 0.9%
AES Corporation
Term Loan, 3.75%, Maturing June 1, 2018	508	$516,087
Calpine Corporation
Term Loan, 4.00%, Maturing April 2, 2018	197	199,488
Term Loan, 4.00%, Maturing April 2, 2018	539	547,254
Term Loan, 4.00%, Maturing October 9, 2019	174	176,706
LSP Madison Funding, LLC
Term Loan, 5.50%, Maturing June 28, 2019	143	144,637
NRG Energy, Inc.
Term Loan, 3.25%, Maturing July 2, 2018	860	871,598
Texas Competitive Electric Holdings Company, LLC
Term Loan, 4.73%, Maturing October 10, 2017	851	627,220

		$3,082,990

Total Senior Floating-Rate Interests (identified cost $159,683,844)		$160,957,878

Collateralized Mortgage Obligations — 14.3%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	$2,120	$2,381,486
Series 2167, Class BZ, 7.00%, 6/15/29	1,523	1,777,745
Series 2182, Class ZB, 8.00%, 9/15/29	2,212	2,647,926
Series 2631, (Interest Only), Class DS, 6.901%, 6/15/33(7)(8)	4,731	666,426
Series 2750, (Interest Only), Class SG, 6.901%, 2/15/34(7)(8)	7,132	1,240,247

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 2770, (Interest Only), Class SH, 6.901%, 3/15/34(7)(8)	$4,947	$876,541
Series 2981, (Interest Only), Class CS, 6.521%, 5/15/35(7)(8)	2,929	559,476
Series 3114, (Interest Only), Class TS, 6.451%, 9/15/30(7)(8)	6,807	1,299,853
Series 3339, (Interest Only), Class JI, 6.391%, 7/15/37(7)(8)	6,286	1,070,426
Series 3423, (Interest Only), Class SN, 5.931%, 3/15/38(7)(8)	9,896	1,318,683
Series 3871, (Interest Only), Class MS, 7.001%, 6/15/41(7)(8)	3,685	675,824
Series 4163, (Interest Only), Class GS, 6.001%, 11/15/32(7)(8)	7,749	1,743,873
Series 4169, (Interest Only), Class AS, 6.051%, 2/15/33(7)(8)	4,956	1,061,105
Series 4182, (Interest Only), Class GI, 3.00%, 1/15/43(8)	8,860	1,045,447

		$18,365,058

Federal National Mortgage Association:
Series 1989-89, Class H, 9.00%, 11/25/19	$82	$93,983
Series 1991-122, Class N, 7.50%, 9/25/21	303	345,264
Series 1993-84, Class M, 7.50%, 6/25/23	2,457	2,851,175
Series 1994-42, Class K, 6.50%, 4/25/24	771	883,313
Series 1997-28, Class ZA, 7.50%, 4/20/27	796	954,103
Series 1997-38, Class N, 8.00%, 5/20/27	695	838,790
Series 2004-46, (Interest Only), Class SI, 5.80%, 5/25/34(7)(8)	4,856	776,370
Series 2005-17, (Interest Only), Class SA, 6.50%, 3/25/35(7)(8)	3,250	747,778
Series 2006-42, (Interest Only), Class PI, 6.39%, 6/25/36(7)(8)	6,829	1,036,135
Series 2006-44, (Interest Only), Class IS, 6.40%, 6/25/36(7)(8)	5,868	818,128
Series 2006-72, (Interest Only), Class GI, 6.38%, 8/25/36(7)(8)	10,269	1,550,859
Series 2007-50, (Interest Only), Class LS, 6.25%, 6/25/37(7)(8)	6,274	730,643
Series 2008-26, (Interest Only), Class SA, 6.00%, 4/25/38(7)(8)	7,255	1,049,763
Series 2008-29, (Interest Only), Class CI, 5.00%, 9/25/35(8)	6,357	389,367
Series 2008-61, (Interest Only), Class S, 5.90%, 7/25/38(7)(8)	8,105	1,450,246
Series 2010-54, (Interest Only), Class EI, 6.00%, 6/25/40(8)	5,952	1,016,199
Series 2010-67, (Interest Only), Class SC, 5.60%, 6/25/40(7)(8)	3,184	362,944

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2010-109, (Interest Only), Class PS, 6.40%, 10/25/40(7)(8)	$12,283	$1,620,866
Series 2010-147, (Interest Only), Class KS, 5.75%, 1/25/41(7)(8)	13,079	2,018,198
Series 2010-150, (Interest Only), Class GS, 6.55%, 1/25/21(7)(8)	9,811	1,343,104
Series 2012-150, (Interest Only), Class PS, 5.95%, 1/25/43(7)(8)	9,878	2,121,451
Series 2012-150, (Interest Only), Class SK, 5.95%, 1/25/43(7)(8)	5,491	1,177,042
Series 2013-23, (Interest Only), Class CS, 6.05%, 3/25/33(7)(8)	4,957	1,132,464
Series G-33, Class PT, 7.00%, 10/25/21	780	858,134

		$26,166,319

Government National Mortgage Association:
Series 2010-4, (Interest Only), Class SK, 6.001%, 5/20/35(7)(8)	$2,726	$531,173
Series 2010-59, (Principal Only), Class MO, 0.00%, 5/20/40(9)	878	875,483
Series 2010-89, (Principal Only), Class CO, 0.00%, 7/20/40(9)	1,012	1,002,862
Series 2012-50, (Principal Only), Class CO, 0.00%, 8/20/40(9)	783	743,035

		$3,152,553

Total Collateralized Mortgage Obligations (identified cost $46,778,138)		$47,683,930

Commercial Mortgage-Backed Securities — 2.2%

Security	Principal Amount (000’s omitted)	Value
CSFB, Series 2003-C3, Class D, 4.131%, 5/15/38	$665	$664,816
CSFB, Series 2004-C3, Class A5, 5.113%, 7/15/36(10)	595	621,469
GCCFC, Series 2003-C1, Class D, 4.29%, 7/5/35(11)	160	160,233
GECMC, Series 2004-C3, Class A4, 5.189%, 7/10/39(10)	1,120	1,168,771
GSMS, Series 2004-GG2, Class A6, 5.396%, 8/10/38(10)	1,250	1,297,518
JPMCC, Series 2006-CB14, Class A4, 5.481%, 12/12/44(10)	500	549,860
MSC, Series 2003-IQ6, Class A4, 4.97%, 12/15/41	418	424,632
RBSCF, Series 2010-MB1, Class C, 4.837%, 4/15/24(10)(11)	675	707,085
WBCMT, Series 2004-C12, Class A4, 5.478%, 7/15/41(10)	1,225	1,271,141
WFCM, Series 2010-C1, Class C, 5.771%, 11/15/43(10)11)	500	588,967

Total Commercial Mortgage-Backed Securities (identified cost $6,907,068)		$7,454,492

Mortgage Pass-Throughs — 30.7%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
2.895%, with maturity at 2035(12)	$4,237	$4,519,070
5.00%, with various maturities to 2023	4,604	4,947,796
6.00%, with various maturities to 2029	3,378	3,686,621
6.15%, with maturity at 2027	1,123	1,282,330
6.50%, with various maturities to 2032	11,506	13,110,196
7.00%, with various maturities to 2035	6,256	7,475,837
7.50%, with various maturities to 2035	2,841	3,326,695
8.00%, with various maturities to 2032	2,937	3,662,700
8.50%, with various maturities to 2031	3,403	4,142,768
9.00%, with maturity at 2031	297	368,994
9.50%, with various maturities to 2022	193	220,808
11.50%, with maturity at 2019	90	97,439

		$46,841,254

Federal National Mortgage Association:
5.50%, with various maturities to 2033	$4,568	$5,162,434
6.00%, with maturity at 2023	2,933	3,273,239
6.323%, with maturity at 2032(12)	1,794	1,987,900
6.50%, with various maturities to 2036	8,395	9,469,636
7.00%, with various maturities to 2033	10,170	11,804,614
7.50%, with various maturities to 2031	7,057	8,601,348
8.00%, with various maturities to 2029	1,790	2,156,703
8.50%, with various maturities to 2027	292	325,090
9.00%, with various maturities to 2029	906	1,074,756
9.50%, with maturity at 2014	6	5,823
10.00%, with various maturities to 2031	686	793,006

		$44,654,549

Government National Mortgage Association:
7.50%, with maturity at 2025	$3,147	$3,773,349
8.00%, with various maturities to 2027	3,776	4,747,253
9.00%, with various maturities to 2026	1,841	2,359,555
9.50%, with maturity at 2025	260	309,946
11.00%, with maturity at 2018	161	180,320

		$11,370,423

Total Mortgage Pass-Throughs (identified cost $95,264,284)		$102,866,226

14	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Asset-Backed Securities — 0.1%

Security	Principal Amount (000’s omitted)	Value

Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.028%, 7/17/19(13)	$500	$490,043

Total Asset-Backed Securities (identified cost $500,000)		$490,043

Corporate Bonds & Notes — 0.8%

Security	Principal Amount (000’s omitted)	Value

Chemicals and Plastics — 0.1%
Ineos Finance PLC
7.50%, 5/1/20(11)	$150	$168,375

		$168,375

Financial Intermediaries — 0.1%
First Data Corp.
6.75%, 11/1/20(11)	$250	$269,375

		$269,375

Health Care — 0.1%
Community Health Systems, Inc.
5.125%, 8/15/18	$425	$455,812

		$455,812

Home Furnishings — 0.0%(2)
Libbey Glass, Inc.
6.875%, 5/15/20	$135	$148,669

		$148,669

Lodging and Casinos — 0.1%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20	$350	$338,844

		$338,844

Utilities — 0.4%
Calpine Corp.
7.50%, 2/15/21(11)	$517	$586,795
7.875%, 1/15/23(11)	607	698,050

		$1,284,845

Total Corporate Bonds & Notes (identified cost $2,432,117)		$2,665,920

Foreign Corporate Bonds & Notes — 0.8%

Security		Principal Amount (000’s omitted)	Value

Chile — 0.8%
JPMorgan Chilean Inflation Linked Note
3.80%, 11/17/15(14)		$2,558	$2,595,758

Total Chile (identified cost $2,000,000)			$2,595,758

Total Foreign Corporate Bonds & Notes (identified cost $2,000,000)			$2,595,758

Foreign Government Bonds — 11.1%

Security		Principal Amount (000’s omitted)	Value

Albania — 0.4%
Republic of Albania, 7.50%, 11/4/15	EUR	1,000	$1,382,469

Total Albania			$1,382,469

Cyprus — 0.2%
Republic of Cyprus, 3.75%, 6/3/13	EUR	640	$821,777

Total Cyprus			$821,777

Georgia — 0.2%
Georgia Treasury Bond, 7.40%, 4/19/14	GEL	1,100	$680,376
Georgia Treasury Bond, 9.10%, 12/8/13	GEL	200	124,058

Total Georgia			$804,434

Ghana — 0.5%
Ghana Government Bond, 24.00%, 5/25/15	GHS	2,682	$1,506,391

Total Ghana			$1,506,391

Hungary — 0.1%
National Bank of Hungary, 8.875%, 11/1/13	USD	370	$380,826

Total Hungary			$380,826

Jordan — 0.2%
Jordan Government Bond, 7.387%, 8/30/14	JOD	400	$580,046

Total Jordan			$580,046

15	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Lebanon — 0.2%
Lebanon Treasury Note, 8.38%, 8/28/14	LBP	834,140	$574,896

Total Lebanon			$574,896

Mexico — 0.2%
Mexican Bonos, 7.00%, 6/19/14	MXN	9,645	$825,189

Total Mexico			$825,189

Mongolia — 0.1%
Mongolia Government International Bond, 4.125%, 1/5/18(11)	USD	280	$276,123

Total Mongolia			$276,123

Philippines — 0.9%
Republic of the Philippines, 6.25%, 1/14/36	PHP	85,000	$2,725,948
Republic of the Philippines, 9.125%, 9/4/16	PHP	14,990	445,917

Total Philippines			$3,171,865

Romania — 1.4%
Romania Government Bond, 5.80%, 10/26/15	RON	11,260	$3,505,783
Romania Government Bond, 5.85%, 7/28/14	RON	1,340	413,571
Romania Government Bond, 5.90%, 7/26/17	RON	2,520	798,281
Romania Government Bond, 11.00%, 3/5/14	RON	250	80,158

Total Romania			$4,797,793

Russia — 0.6%
Russia Government Bond, 6.88%, 7/15/15	RUB	4,910	$161,331
Russia Government Bond, 7.00%, 6/3/15	RUB	4,910	161,899
Russia Government Bond, 7.10%, 3/13/14	RUB	30,380	988,343
Russia Government Bond, 12.00%, 8/20/14	RUB	20,290	705,459

Total Russia			$2,017,032

Serbia — 1.4%
Serbia Treasury Bill, 0.00%, 11/8/13	RSD	76,000	$862,469
Serbia Treasury Bill, 0.00%, 12/12/13	RSD	18,200	204,808
Serbia Treasury Bill, 0.00%, 3/6/14	RSD	195,000	2,149,762
Serbia Treasury Bill, 0.00%, 3/13/14	RSD	32,560	358,353
Serbia Treasury Bond, 10.00%, 4/4/15	RSD	8,310	98,957
Serbia Treasury Bond, 10.00%, 4/27/15	RSD	60,770	723,455
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	22,180	253,250

Total Serbia			$4,651,054

Security		Principal Amount (000’s omitted)	Value

Sri Lanka — 0.8%
Sri Lanka Government Bond, 7.00%, 3/1/14	LKR	44,530	$340,859
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	254,080	1,724,408
Sri Lanka Government Bond, 11.75%, 4/1/14	LKR	55,290	438,982

Total Sri Lanka			$2,504,249

Turkey — 1.7%
Turkey Government Bond, 0.00%, 4/9/14	TRY	10,433	$5,550,623

Total Turkey			$5,550,623

Uruguay — 1.0%
Monetary Regulation Bill, 0.00%, 8/15/13	UYU	12,600	$646,342
Uruguay Notas Del Tesoro, 2.75%, 6/16/16(14)	UYU	48,545	2,676,623

Total Uruguay			$3,322,965

Vietnam — 1.2%
Vietnam Government Bond, 8.80%, 6/15/14	VND	79,746,100	$3,889,685

Total Vietnam			$3,889,685

Total Foreign Government Bonds (identified cost $35,590,791)			$37,057,417

Common Stocks — 0.9%

Security		Shares	Value

Affinity Gaming, LLC(4)(15)(16)		23,498	$328,973
Buffets Restaurants Holdings, Inc.(4)(15)(16)		10,672	96,582
Dayco Products, LLC(4)(15)(16)		8,898	275,838
Euramax International, Inc.(4)(15)(16)		234	52,582
Ion Media Networks, Inc.(4)(15)		1,357	863,052
MediaNews Group, Inc.(4)(15)(16)		3,023	63,423
Metro-Goldwyn-Mayer Holdings, Inc.(15)(16)		19,828	784,445
New Young Broadcasting Holding Co., Inc.(15)(16)		116	426,300
Oreck Corp.(4)(15)(16)		1,510	26,259
United Subcontractors, Inc.(4)(15)(16)		162	6,767

Total Common Stocks (identified cost $1,598,838)			$2,924,221

Precious Metals — 0.7%

Description		Troy Ounces	Value

Platinum(16)		1,510	$2,273,179

Total Precious Metals (identified cost $2,644,211)			$2,273,179

16	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Currency Call Options Purchased — 0.1%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value
Colombian Peso	Citibank NA	COP	1,800,452	COP	1,757.00	2/18/14	$3,658
Colombian Peso	Citibank NA	COP	1,651,901	COP	1,757.00	2/18/14	3,356
Colombian Peso	Citibank NA	COP	1,577,963	COP	1,757.00	2/18/14	3,206
Colombian Peso	Citibank NA	COP	1,091,000	COP	1,757.00	2/18/14	2,216
Colombian Peso	Citibank NA	COP	628,124	COP	1,757.00	2/18/14	1,276
Colombian Peso	JPMorgan Chase Bank	COP	646,320	COP	1,757.00	2/18/14	1,313
Colombian Peso	JPMorgan Chase Bank	COP	514,170	COP	1,757.00	2/18/14	1,045
Colombian Peso	JPMorgan Chase Bank	COP	398,100	COP	1,757.00	2/18/14	809
Indian Rupee	Australia and New Zealand Banking Group Limited	INR	81,000	INR	54.00	8/12/13	21,449
Indian Rupee	Australia and New Zealand Banking Group Limited	INR	70,000	INR	54.00	8/12/13	18,536
Indian Rupee	Bank of America	INR	104,383	INR	52.00	5/6/13	147
Indian Rupee	Bank of America	INR	95,413	INR	52.00	5/6/13	135
Indian Rupee	Bank of America	INR	104,500	INR	55.00	7/1/13	46,597
Indian Rupee	Bank of America	INR	83,000	INR	54.00	8/12/13	21,978
Indian Rupee	Bank of America	INR	96,000	INR	55.00	8/16/13	42,616
Indian Rupee	Barclays Bank PLC	INR	104,530	INR	52.00	5/6/13	147
Indian Rupee	Barclays Bank PLC	INR	81,000	INR	54.00	8/12/13	21,449
Indian Rupee	Deutsche Bank	INR	82,700	INR	51.00	5/8/13	58
Indian Rupee	Deutsche Bank	INR	80,000	INR	54.00	8/12/13	21,184
Indian Rupee	Goldman Sachs International	INR	95,900	INR	51.00	5/8/13	68
Indian Rupee	Goldman Sachs International	INR	82,500	INR	55.00	7/1/13	36,787
Indian Rupee	Goldman Sachs International	INR	50,000	INR	54.00	8/12/13	13,240

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Indian Rupee	Goldman Sachs International	INR	61,000	INR	55.00	8/19/13	$27,361
Indian Rupee	HSBC Bank USA	INR	100,700	INR	53.00	7/3/13	11,323
Indian Rupee	JPMorgan Chase Bank	INR	84,800	INR	53.00	7/3/13	9,535
Indian Rupee	JPMorgan Chase Bank	INR	61,000	INR	54.00	8/12/13	16,153
Indian Rupee	JPMorgan Chase Bank	INR	55,000	INR	54.00	8/12/13	14,564
Indian Rupee	Standard Chartered Bank	INR	86,600	INR	52.00	5/6/13	122
Indian Rupee	Standard Chartered Bank	INR	58,300	INR	53.00	7/3/13	6,555

Total Currency Call Options Purchased (identified cost $444,081)							$346,883

Currency Put Options Purchased — 0.0%(2)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

British Pound Sterling	Bank of America	GBP	4,587	GBP	1.35	3/13/14	$20,335
British Pound Sterling	Citibank NA	GBP	3,380	GBP	1.40	3/13/14	26,572
British Pound Sterling	Morgan Stanley & Co. International PLC	GBP	2,184	GBP	1.35	3/13/14	9,682
South Korean Won	Bank of America	KRW	4,480,000	KRW	1,120.00	6/14/13	23,692
South Korean Won	Deutsche Bank	KRW	2,487,520	KRW	1,120.00	6/18/13	14,144
South Korean Won	Goldman Sachs International	KRW	2,466,240	KRW	1,120.00	6/18/13	14,023
Yuan Offshore Renminbi	Barclays Bank PLC	CNH	11,603	CNH	6.50	5/20/13	26
Yuan Offshore Renminbi	Citibank NA	CNH	10,979	CNH	6.50	5/20/13	25
Yuan Offshore Renminbi	HSBC Bank USA	CNH	12,409	CNH	6.50	5/20/13	28
Yuan Offshore Renminbi	Standard Chartered Bank	CNH	10,394	CNH	6.50	5/20/13	24

Total Currency Put Options Purchased (identified cost $330,740)							$108,551

17	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Short-Term Investments — 17.9%

Foreign Government Securities — 10.2%

Security		Principal Amount (000’s omitted)	Value

Brazil — 1.0%
Letra Tesouro Nacional Bill, 0.00%, 7/1/13	BRL	6,975	$3,444,627

Total Brazil			$3,444,627

Georgia — 0.2%
Georgia Treasury Bill, 0.00%, 5/23/13	GEL	360	$217,455
Georgia Treasury Bill, 0.00%, 7/18/13	GEL	632	378,935

Total Georgia			$596,390

Kenya — 0.6%
Kenya Treasury Bill, 0.00%, 4/14/14	KES	128,100	$1,367,217
Kenya Treasury Bill, 0.00%, 4/21/14	KES	66,900	712,515

Total Kenya			$2,079,732

Lebanon — 0.4%
Lebanon Treasury Bill, 0.00%, 7/11/13	LBP	883,670	$582,874
Lebanon Treasury Bill, 0.00%, 10/10/13	LBP	908,950	591,737

Total Lebanon			$1,174,611

Malaysia — 2.2%
Bank Negara Monetary Note, 0.00%, 5/2/13	MYR	4,915	$1,615,324
Bank Negara Monetary Note, 0.00%, 5/9/13	MYR	2,191	719,734
Bank Negara Monetary Note, 0.00%, 5/16/13	MYR	1,336	438,625
Bank Negara Monetary Note, 0.00%, 6/6/13	MYR	1,291	423,160
Bank Negara Monetary Note, 0.00%, 7/9/13	MYR	4,941	1,615,279
Bank Negara Monetary Note, 0.00%, 7/16/13	MYR	759	247,993
Bank Negara Monetary Note, 0.00%, 10/22/13	MYR	1,050	340,458
Bank Negara Monetary Note, 0.00%, 11/12/13	MYR	1,821	589,546
Bank Negara Monetary Note, 0.00%, 11/19/13	MYR	4,485	1,451,209

Total Malaysia			$7,441,328

Nigeria — 2.2%
Nigeria Treasury Bill, 0.00%, 5/9/13	NGN	173,093	$1,093,103
Nigeria Treasury Bill, 0.00%, 5/16/13	NGN	69,400	437,020
Nigeria Treasury Bill, 0.00%, 6/6/13	NGN	94,631	592,300
Nigeria Treasury Bill, 0.00%, 9/5/13	NGN	613,000	3,718,252
Nigeria Treasury Bill, 0.00%, 10/10/13	NGN	254,095	1,521,616

Total Nigeria			$7,362,291

Security		Principal Amount (000’s omitted)	Value

Philippines — 0.9%
Philippine Treasury Bill, 0.00%, 5/8/13	PHP	31,890	$774,742
Philippine Treasury Bill, 0.00%, 5/15/13	PHP	16,570	402,531
Philippine Treasury Bill, 0.00%, 6/5/13	PHP	32,450	788,173
Philippine Treasury Bill, 0.00%, 7/24/13	PHP	23,290	565,607
Philippine Treasury Bill, 0.00%, 8/7/13	PHP	19,500	473,529

Total Philippines			$3,004,582

Romania — 0.3%
Romania Treasury Bill, 0.00%, 1/15/14	RON	3,500	$1,030,312

Total Romania			$1,030,312

Serbia — 1.2%
Serbia Treasury Bill, 0.00%, 5/23/13	RSD	50,410	$596,949
Serbia Treasury Bill, 0.00%, 6/13/13	RSD	36,000	424,031
Serbia Treasury Bill, 0.00%, 9/13/13	RSD	182,800	2,103,648
Serbia Treasury Bill, 0.00%, 2/20/14	RSD	33,710	372,888
Serbia Treasury Bill, 0.00%, 4/3/14	RSD	27,380	299,831

Total Serbia			$3,797,347

Sri Lanka — 1.2%
Sri Lanka Treasury Bill, 0.00%, 10/4/13	LKR	53,880	$407,915
Sri Lanka Treasury Bill, 0.00%, 11/1/13	LKR	69,610	522,391
Sri Lanka Treasury Bill, 0.00%, 3/7/14	LKR	37,420	270,039
Sri Lanka Treasury Bill, 0.00%, 3/28/14	LKR	118,590	850,157
Sri Lanka Treasury Bill, 0.00%, 4/18/14	LKR	275,150	1,959,860

Total Sri Lanka			$4,010,362

Total Foreign Government Securities (identified cost $33,686,504)			$33,941,582

U.S. Treasury Obligations — 1.7%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 6/20/13(17)		$5,686	$5,685,824

Total U.S. Treasury Obligations (identified cost $5,685,427)			$5,685,824

18	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Repurchase Agreements — 4.5%

Description		Principal Amount (000’s omitted)	Value

Bank of America:
Dated 3/22/13 with a maturity date of 5/24/13, an interest rate of 0.45% payable by the Fund and repurchase proceeds of EUR 463,913, collateralized by EUR 400,000 European Investment Bank 3.625%, due 1/15/21 and a market value, including accrued interest, of $626,683.	EUR	464	$611,394
Dated 3/22/13 with a maturity date of 5/24/13, an interest rate of 0.45% payable by the Fund and repurchase proceeds of EUR 622,067, collateralized by EUR 510,000 European Investment Bank 4.25%, due 4/15/19 and a market value, including accrued interest, of $805,492.	EUR	623	819,826
Dated 3/22/13 with a maturity date of 5/24/13, an interest rate of 0.45% payable by the Fund and repurchase proceeds of EUR 630,168, collateralized by EUR 500,000 European Investment Bank 4.625%, due 4/15/20 and a market value, including accrued interest, of $819,691.	EUR	631	830,502
Dated 4/11/13 with a maturity date of 6/14/13, an interest rate of 0.09% payable by the Fund and repurchase proceeds of EUR 2,995,576, collateralized by EUR 2,580,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $3,837,964.	EUR	2,996	3,945,617
Barclays Bank PLC:
Dated 4/9/13 with a maturity date of 5/13/13, an interest rate of 0.20% and repurchase proceeds of USD 466,026, collateralized by USD 454,000 SoQ Sukuk A Q.S.C. 3.241%, due 1/18/23 and a market value, including accrued interest, of $470,150.	USD	466	465,946
Citibank NA:
Dated 3/25/13 with a maturity date of 5/28/13, an interest rate of 0.13% payable by the Fund and repurchase proceeds of EUR 2,203,770, collateralized by EUR 1,869,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $3,035,135.	EUR	2,204	2,902,895
Nomura International PLC:
Dated 3/5/13 with a maturity date of 5/7/13, an interest rate of 0.10% payable by the Fund and repurchase proceeds of EUR 1,392,342, collateralized by EUR 1,192,000 Government of France 3.75%, due 10/25/19 and a market value, including accrued interest, of $1,873,595.	EUR	1,393	1,833,951

Description		Principal Amount (000’s omitted)	Value

Nomura International PLC: (continued)
Dated 3/8/13 with a maturity date of 6/11/13, an interest rate of 0.02% payable by the Fund and repurchase proceeds of EUR 1,803,187, collateralized by EUR 1,550,000 Belgium Kingdom Government Bond 3.75%, due 9/28/20 and a market value, including accrued interest, of $2,435,523.	EUR	1,803	$2,374,827
Dated 3/11/13 with a maturity date of 7/16/13, an interest rate of 0.25% and repurchase proceeds of USD 449,510, collateralized by USD 354,000 Qatar Government International Bond 6.55%, due 4/9/19 and a market value, including accrued interest, of $445,244.	USD	449	449,120
Dated 4/3/13 with a maturity date of 7/5/13, an interest rate of 0.25% and repurchase proceeds of USD 857,542, collateralized by USD 500,000 Qatar Government International Bond 9.75%, due 6/15/30 and a market value, including accrued interest, of $888,417.	USD	857	857,000

Total Repurchase Agreements (identified cost $14,920,582)			$15,091,078

Other — 1.5%

Description		Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.10%(18)		$5,021	$5,020,631

Total Other (identified cost $5,020,631)			$5,020,631

Total Short-Term Investments (identified cost $59,313,144)			$59,739,115

Total Investments — 127.7% (identified cost $413,487,256)			$427,163,613

Less Unfunded Loan Commitments — (0.1)%			$(287,500)

Net Investments — 127.6% (identified cost $413,199,756)			$426,876,113

Currency Call Options Written — (0.1)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Indian Rupee	Bank of America	INR	95,413	INR	52.00	5/6/13	$(135)
Indian Rupee	Bank of America	INR	111,888	INR	54.00	8/12/13	(29,628)

19	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Indian Rupee	Citibank NA	INR	86,600	INR	52.00	5/6/13	$(122)
Indian Rupee	Citibank NA	INR	106,380	INR	54.00	8/12/13	(28,169)
Indian Rupee	Deutsche Bank	INR	243,800	INR	53.00	7/3/13	(27,414)
Indian Rupee	Deutsche Bank	INR	57,234	INR	54.00	8/12/13	(15,155)
Indian Rupee	Goldman Sachs International	INR	96,000	INR	55.00	8/16/13	(42,980)
Indian Rupee	HSBC Bank USA	INR	116,100	INR	54.00	8/12/13	(30,743)
Indian Rupee	JPMorgan Chase Bank	INR	187,000	INR	55.00	7/1/13	(83,384)
Indian Rupee	JPMorgan Chase Bank	INR	61,000	INR	55.00	8/19/13	(27,361)
Indian Rupee	Nomura International PLC	INR	116,100	INR	54.00	8/12/13	(30,743)
Indian Rupee	Standard Chartered Bank	INR	53,298	INR	54.00	8/12/13	(14,113)

Total Currency Call Options Written (premiums received $629,093)							$(329,947)

Currency Put Options Written — (0.1)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value
British Pound Sterling	Bank of America	GBP	4,587	GBP	1.35	3/13/14	$(20,336)
British Pound Sterling	Citibank NA	GBP	3,380	GBP	1.40	3/13/14	(26,572)
British Pound Sterling	Morgan Stanley & Co. International PLC	GBP	2,184	GBP	1.35	3/13/14	(9,683)
Indian Rupee	Bank of America	INR	61,750	INR	65.00	7/1/13	(86)
Indian Rupee	Goldman Sachs International	INR	48,750	INR	65.00	7/1/13	(66)
Indian Rupee	HSBC Bank USA	INR	60,800	INR	64.00	7/3/13	(90)
Indian Rupee	JPMorgan Chase Bank	INR	51,200	INR	64.00	7/3/13	(76)
Indian Rupee	Standard Chartered Bank	INR	35,200	INR	64.00	7/3/13	(52)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value
South Korean Won	Bank of America	KRW	4,480,000	KRW	1,120.00	6/14/13	$(23,692)

South Korean Won	Citibank NA	KRW	2,487,520	KRW	1,120.00	6/18/13	(14,144)
South Korean Won	Citibank NA	KRW	2,466,240	KRW	1,120.00	6/18/13	(14,023)

Total Currency Put Options Written (premiums received $308,284)							$(108,820)

Other Assets, Less Liabilities — (27.4)%							$(91,818,212)

Net Assets — 100.0%							$334,619,134

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

CSFB	–	Credit Suisse First Boston Mortgage Securities Trust
DIP	–	Debtor In Possession
GCCFC	–	Greenwich Capital Commercial Funding Corp.
GECMC	–	General Electric Commercial Mortgage Corp.
GSMS	–	Goldman Sachs Mortgage Securities Corp. II
JPMCC	–	JPMorgan Chase Commercial Mortgage Securities Trust
MSC	–	Morgan Stanley Capital I Trust
RBSCF	–	Royal Bank of Scotland Commercial Funding
WBCMT	–	Wachovia Bank Commercial Mortgage Trust
WFCM	–	Wells Fargo Commercial Mortgage Trust
BRL	–	Brazilian Real
CNH	–	Yuan Offshore Renminbi
COP	–	Colombian Peso
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
GHS	–	Ghanaian Cedi
INR	–	Indian Rupee
JOD	–	Jordanian Dinar
KES	–	Kenyan Shilling
KRW	–	South Korean Won
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
PHP	–	Philippine Peso
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
TRY	–	New Turkish Lira
USD	–	United States Dollar
UYU	–	Uruguayan Peso
VND	–	Vietnamese Dong

20	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Amount is less than 0.05%.

(3)	This Senior Loan will settle after April 30, 2013, at which time the interest rate will be determined.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(5)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(6)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(7)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at April 30, 2013.

(8)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(9)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(10)	Weighted average fixed-rate coupon that changes/updates monthly.

(11)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At April 30, 2013, the aggregate value of these securities is $3,455,003 or 1.0% of the Fund’s net assets.

(12)	Adjustable rate mortgage security. Rate shown is the rate at April 30, 2013.

(13)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2013.

(14)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(16)	Non-income producing.
(17)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.
(18)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2013.

Securities Sold Short — (0.9)%

Foreign Government Bonds — (0.9)%

Security		Principal Amount (000’s omitted)	Value

Qatar — (0.3)%
Qatar Government International Bond, 6.55%, 4/9/19	USD	(354)	$(443,828)
SoQ Sukuk A Q.S.C., 3.241%, 1/18/23	USD	(454)	(465,940)

Total Qatar			$(909,768)

Supranational — (0.6)%
European Investment Bank, 3.625%, 1/15/21	EUR	(400)	$(621,137)
European Investment Bank, 4.25%, 4/15/19	EUR	(510)	(804,241)
European Investment Bank, 4.625%, 4/15/20	EUR	(500)	(818,356)

Total Supranational			$(2,243,734)

Total Foreign Government Bonds (proceeds $2,873,199)			$(3,153,502)

Total Securities Sold Short (proceeds $2,873,199)			$(3,153,502)

EUR	–	Euro
USD	–	United States Dollar

21	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2013
Investments —
Securities of unaffiliated issuers, at value (identified cost, $405,534,914)	$419,582,303
Affiliated investment, at value (identified cost, $5,020,631)	5,020,631
Precious metals, at value (identified cost, $2,644,211)	2,273,179
Total Investments, at value (identified cost, $413,199,756)	$426,876,113
Cash	$8,005,746
Restricted cash*	650,000
Foreign currency, at value (identified cost, $15,651,533)	15,826,943
Interest receivable	2,925,455
Interest receivable from affiliated investment	666
Receivable for investments sold	793,904
Receivable for variation margin on open futures contracts	12,895
Receivable for open forward foreign currency exchange contracts	1,115,201
Receivable for closed forward foreign currency exchange contracts	276,260
Receivable for open swap contracts	1,036,069
Premium paid on open swap contracts	888,429
Tax reclaims receivable	19,132
Other assets	4,810
Total assets	$458,431,623

Liabilities
Notes payable	$108,000,000
Cash collateral due to brokers	650,000
Written options outstanding, at value (premiums received, $937,377)	438,767
Payable for investments purchased	8,308,340
Payable for open forward foreign currency exchange contracts	1,284,078
Payable for closed forward foreign currency exchange contracts	213,934
Payable for open swap contracts	1,041,088
Payable for securities sold short, at value (proceeds, $2,873,199)	3,153,502
Payable to affiliates:
Investment adviser fee	344,908
Trustees’ fees	1,130
Interest payable for securities sold short	13,727
Accrued expenses	363,015
Total liabilities	$123,812,489
Net Assets	$334,619,134

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 18,886,596 shares issued and outstanding	$188,866
Additional paid-in capital	345,295,273
Accumulated net realized loss	(22,316,010)
Accumulated distributions in excess of net investment income	(2,112,658)
Net unrealized appreciation	13,563,663
Net Assets	$334,619,134

Net Asset Value
($334,619,134 ÷ 18,886,596 common shares issued and outstanding)	$17.72

*	Represents restricted cash pledged for the benefit of the Fund for open derivative contracts.

22	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2013
Interest (net of foreign taxes, $19,582)	$11,462,676
Dividends	45,758
Interest allocated from affiliated investment	4,854
Expenses allocated from affiliated investment	(471)
Total investment income	$11,512,817

Expenses
Investment adviser fee	$2,085,316
Trustees’ fees and expenses	6,773
Custodian fee	317,202
Transfer and dividend disbursing agent fees	9,032
Legal and accounting services	75,211
Printing and postage	74,716
Interest expense and fees	648,849
Interest expense on securities sold short	317,064
Miscellaneous	36,744
Total expenses	$3,570,907
Deduct —
Reduction of investment adviser fee	$91,469
Reduction of custodian fee	682
Total expense reductions	$92,151

Net expenses	$3,478,756

Net investment income	$8,034,061

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (including a gain of $534,700 from precious metals)	$4,984,309
Investment transactions allocated from affiliated investment	153
Securities sold short	(828,006)
Futures contracts	(157,534)
Swap contracts	(2,804,786)
Forward commodity contracts	(44,871)
Foreign currency and forward foreign currency exchange contract transactions	487,159
Net realized gain	$1,636,424
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $720,205 from precious metals)	$(4,140,835)
Written options	152,263
Securities sold short	318,576
Futures contracts	(228,759)
Swap contracts	1,026,323
Forward commodity contracts	109,589
Foreign currency and forward foreign currency exchange contracts	509,810
Net change in unrealized appreciation (depreciation)	$(2,253,033)

Net realized and unrealized loss	$(616,609)

Net increase in net assets from operations	$7,417,452

23	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
From operations —
Net investment income	$8,034,061	$16,376,795
Net realized gain from investment transactions, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	1,636,424	3,991,302
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(2,253,033)	1,265,177
Net increase in net assets from operations	$7,417,452	$21,633,274
Distributions to shareholders —
From net investment income	$(10,198,762)*	$(13,830,542)
Tax return of capital	—	(6,566,982)
Total distributions	$(10,198,762)*	$(20,397,524)

Net increase (decrease) in net assets	$(2,781,310)	$1,235,750

Net Assets
At beginning of period	$337,400,444	$336,164,694
At end of period	$334,619,134	$337,400,444

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(2,112,658)	$52,043

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

24	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended April 30, 2013
Net increase in net assets from operations	$7,417,452
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased, including repurchases of securities sold short	(127,443,965)
Investments sold and principal repayments	150,857,806
Proceeds from securities sold short	900,905
Decrease in short-term investments, net, excluding foreign government securities	2,135,663
Net amortization/accretion of premium (discount)	3,038,050
Increase in restricted cash	(390,000)
Increase in interest receivable	(26,863)
Decrease in receivable for variation margin on open futures contracts	16,027
Decrease in receivable for open forward foreign currency exchange contracts	66,050
Increase in receivable for closed forward foreign currency exchange contracts	(81,665)
Decrease in receivable for open swap contracts	633,344
Decrease in premium paid on open swap contracts	2,346,115
Increase in tax reclaims receivable	(1,613)
Decrease in other assets	39,637
Increase in cash collateral due to brokers	650,000
Increase in written options outstanding, at value	155,811
Decrease in payable for open forward commodity contracts	(109,589)
Decrease in payable for open forward foreign currency exchange contracts	(358,035)
Increase in payable for closed forward foreign currency exchange contracts	52,014
Decrease in payable for open swap contracts	(1,659,667)
Decrease in premium payable for open swap contracts	(282,183)
Decrease in premium received on open swap contracts	(669,759)
Increase in payable to affiliate for investment adviser fee	9,043
Decrease in payable to affiliate for Trustees’ fees	(8)
Decrease in interest payable for securities sold short	(339,358)
Decrease in accrued expenses	(30,515)
Increase in unfunded loan commitments	287,500
Net change in unrealized (appreciation) depreciation from:
Investments	4,140,835
Securities sold short	(318,576)
Net realized (gain) loss from:
Investments	(4,984,462)
Securities sold short	828,006
Net cash provided by operating activities	$36,878,000

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(10,198,762)
Proceeds from notes payable	30,000,000
Repayment of notes payable	(37,000,000)
Net cash used in financing activities	$(17,198,762)

Net increase in cash*	$19,679,238

Cash at beginning of period(1)	$4,153,451

Cash at end of period(1)	$23,832,689

Supplemental disclosure of cash flow information
Cash paid for interest and fees	$1,199,852

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $173,201.

25	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Consolidated Financial Highlights

	Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31,
			2012	2011	2010	2009	2008
Net asset value — Beginning of period	$17.860		$17.800	$18.270	$17.660	$14.970	$18.510

Income (Loss) From Operations
Net investment income(1)	$0.425		$0.867	$0.822	$1.051	$1.130	$1.147
Net realized and unrealized gain (loss)	(0.025)		0.273	(0.132)	0.639	2.670	(3.321)

Total income (loss) from operations	$0.400		$1.140	$0.690	$1.690	$3.800	$(2.174)

Less Distributions
From net investment income	$(0.540	)*	$(0.732)	$(1.160)	$(1.080)	$(1.001)	$(1.366)
Tax return of capital	—		(0.348)	—	—	(0.109)	—

Total distributions	$(0.540)		$(1.080)	$(1.160)	$(1.080)	$(1.110)	$(1.366)

Net asset value — End of period	$17.720		$17.860	$17.800	$18.270	$17.660	$14.970

Market value — End of period	$17.390		$17.320	$16.350	$17.600	$15.570	$12.620

Total Investment Return on Net Asset Value(2)	2.35	%(3)	6.92%	4.35%	10.26%	28.04%	(11.57)%

Total Investment Return on Market Value(2)	3.58	%(3)	12.87%	(0.51)%	20.48%	33.90%	(16.36)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$334,619		$337,400	$336,165	$345,073	$333,484	$282,735
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(4)	1.51	%(5)	1.47%	1.38%	1.27%	1.22%	1.15%
Interest and fee expense(6)	0.58	%(5)	0.55%	0.51%	0.46%	0.41%	0.06%
Total expenses(4)	2.09	%(5)	2.02%	1.89%	1.73%	1.63%	1.21%
Net investment income	4.82	%(5)	4.87%	4.52%	5.81%	7.17%	6.54%
Portfolio Turnover	27	%(3)	42%	35%	21%	32%	31%
Senior Securities:
Total notes payable outstanding (in 000’s)	$108,000		$115,000	$98,000	$98,000	$111,000	$70,900
Asset coverage per $1,000 of notes payable(7)	$4,098		$3,934	$4,430	$4,521	$4,004	$4,988

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Interest expense relates to borrowings for the purpose of financial leverage (see Note 8) and securities sold short.

(7)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

26	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Notes to Consolidated Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EVG Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at April 30, 2013 were $9,329,240 or 2.8% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Interest rate and cross-currency swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present

27

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Notes to Consolidated Financial Statements (Unaudited) — continued

value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Total return swaps are valued by obtaining the value of the underlying index or instrument and reference interest rate from a third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $21,577,184 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2016 ($14,101,229), October 31, 2017 ($738,126), October 31, 2018 ($5,165,932) and October 31, 2019 ($1,571,897). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

As of April 30, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

28

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Notes to Consolidated Financial Statements (Unaudited) — continued

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments. At April 30, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange and Forward Commodity Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap

29

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Notes to Consolidated Financial Statements (Unaudited) — continued

are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 7 and 10. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Repurchase Agreements — A repurchase agreement is the purchase by the Fund of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Fund will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Fund is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Fund normally will have used the purchased securities to settle the short sale, the Fund will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

S  Securities Sold Short — A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Fund is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

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Notes to Consolidated Financial Statements (Unaudited) — continued

T  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile to changes in interest rates.

U  Consolidated Statement of Cash Flows — The cash amount shown in the Consolidated Statement of Cash Flows of the Fund is the amount included in the Fund’s Consolidated Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

V  Interim Consolidated Financial Statements — The interim consolidated financial statements relating to April 30, 2013 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the consolidated financial statements.

2  Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions to shareholders and to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component. For the six months ended April 30, 2013, the amount of distributions estimated to be a tax return of capital was approximately $1,298,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund and the Subsidiary. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary each pay EVM a fee at an annual rate of 0.75% of its respective average daily total leveraged assets (excluding its interest in the Subsidiary in the case of the Fund), subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked to market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreements provide that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of April 30, 2013, the Fund’s investment leverage was 45% of its total leveraged assets. For the six months ended April 30, 2013, the Fund’s investment adviser fee amounted to $2,085,316 or 0.61% (annualized) of the Fund’s average daily total leveraged assets and 1.25% (annualized) of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily total leveraged assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily total leveraged assets in year six, 0.10% in year seven and 0.05% in year eight. The Fund concluded its first eight full years of operations on February 28, 2013. Pursuant to this agreement, EVM waived $91,469 of its investment adviser fee for the six months ended April 30, 2013.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

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Notes to Consolidated Financial Statements (Unaudited) — continued

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and securities sold short, for the six months ended April 30, 2013 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$91,806,932	$106,769,184
U.S. Government and Agency Securities	13,489,868	18,306,871

	$105,296,800	$125,076,055

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares by the Fund for the six months ended April 30, 2013 and year ended October 31, 2012.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$416,149,694

Gross unrealized appreciation	$14,426,509
Gross unrealized depreciation	(3,700,090)

Net unrealized appreciation	$10,726,419

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward commodity contracts, forward foreign currency exchange contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2013 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

5/7/13	Euro 8,640,282	United States Dollar 11,260,776	State Street Bank and Trust Co.	$(118,338)
5/7/13	Indonesian Rupiah 32,164,000	United States Dollar 3,298	Citibank NA	(9)
5/7/13	Indonesian Rupiah 5,639,094,000	United States Dollar 577,658	Deutsche Bank	(2,091)
5/7/13	New Taiwan Dollar 63,571,000	United States Dollar 2,141,231	Credit Suisse International	(13,285)

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Notes to Consolidated Financial Statements (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)
5/13/13	Hong Kong Dollar 50,198,000	United States Dollar 6,466,839	State Street Bank and Trust Co.	$(2,200)
5/13/13	Japanese Yen 338,000,000	United States Dollar 3,396,115	Toronto-Dominion Bank	(71,263)
5/15/13	Indian Rupee 81,879,000	United States Dollar 1,512,776	Standard Chartered Bank	(7,020)
5/20/13	Australian Dollar 3,831,000	United States Dollar 3,934,360	JPMorgan Chase Bank	(31,845)
5/20/13	Euro 5,274,328	United States Dollar 7,039,909	Australia and New Zealand Banking Group Limited	93,129
5/20/13	Euro 2,091,307	United States Dollar 2,791,822	Bank of America	37,378
5/22/13	Malaysian Ringgit 11,043,000	United States Dollar 3,616,506	Toronto-Dominion Bank	(9,423)
5/31/13	British Pound Sterling 451,349	United States Dollar 683,295	Goldman Sachs International	(17,673)
5/31/13	Euro 4,386,799	United States Dollar 5,737,231	Citibank NA	(40,996)
6/4/13	Euro 1,730,000	United States Dollar 2,261,378	Goldman Sachs International	(17,412)
6/6/13	Chilean Peso 1,347,636,710	United States Dollar 2,804,071	BNP Paribas	(43,580)
6/7/13	South African Rand 2,200,000	United States Dollar 237,943	Credit Suisse International	(6,069)
6/7/13	South African Rand 33,430,886	United States Dollar 3,645,640	Standard Bank	(62,337)
6/10/13	Euro 2,697,672	United States Dollar 3,506,610	Bank of America	(46,962)
6/10/13	Euro 4,111,279	United States Dollar 5,348,219	Goldman Sachs International	(67,459)
6/13/13	Serbian Dinar 79,351,000	Euro 707,039	Citibank NA	(4,262)
6/14/13	New Taiwan Dollar 16,203,000	United States Dollar 547,288	Deutsche Bank	(2,722)
6/28/13	British Pound Sterling 195,623	United States Dollar 296,070	Citibank NA	(7,693)
6/28/13	New Zealand Dollar 1,597,920	United States Dollar 1,329,469	Bank of America	(34,886)
6/28/13	New Zealand Dollar 10,906,236	United States Dollar 9,080,859	Goldman Sachs International	(231,239)
6/28/13	New Zealand Dollar 3,417,539	United States Dollar 2,840,556	Standard Chartered Bank	(77,450)
7/2/13	Brazilian Real 3,008,200	United States Dollar 1,477,405	BNP Paribas	(14,850)
7/2/13	Brazilian Real 3,756,400	United States Dollar 1,843,876	State Street Bank and Trust Co.	(19,533)

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Notes to Consolidated Financial Statements (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

7/31/13	British Pound Sterling 661,517	United States Dollar 1,023,618	HSBC Bank USA	$(3,410)
4/2/14	Croatian Kuna 1,825,000	Euro 236,828	Citibank NA	(1,964)

				$(825,464)

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

5/2/13	Kenyan Shilling 7,690,000	United States Dollar 91,788	Standard Chartered Bank	$(22)
5/2/13	Romanian Leu 6,723,550	Euro 1,548,955	Bank of America	5,444
5/6/13	Indonesian Rupiah 32,628,189,000	United States Dollar 3,351,637	Toronto-Dominion Bank	3,123
5/7/13	Indonesian Rupiah 5,671,258,000	United States Dollar 582,564	Bank of America	491
5/7/13	Israeli Shekel 9,144,000	United States Dollar 2,519,494	Bank of America	30,678
5/7/13	New Taiwan Dollar 63,571,000	United States Dollar 2,127,900	State Street Bank and Trust Co.	26,616
5/13/13	Hong Kong Dollar 50,198,000	United States Dollar 6,473,653	HSBC Bank USA	(4,614)
5/13/13	Japanese Yen 338,000,000	United States Dollar 3,462,441	State Street Bank and Trust Co.	4,937
5/13/13	South Korean Won 5,620,200,000	United States Dollar 4,929,438	Deutsche Bank	173,206
5/13/13	Swedish Krona 26,970,400	Euro 3,122,369	Credit Suisse International	48,236
5/13/13	Swedish Krona 15,932,000	Euro 1,883,763	Wells Fargo Bank NA	(23,281)
5/15/13	Indian Rupee 156,053,000	United States Dollar 2,845,138	Deutsche Bank	51,437
5/17/13	Thai Baht 192,496,000	United States Dollar 6,704,842	BNP Paribas	(151,549)
5/20/13	Australian Dollar 3,831,000	United States Dollar 3,945,857	Citibank NA	20,348
5/20/13	Colombian Peso 451,588,000	United States Dollar 251,091	Bank of America	(3,963)
5/20/13	Colombian Peso 450,793,000	United States Dollar 250,024	Bank of America	(3,331)
5/20/13	Colombian Peso 483,300,000	United States Dollar 267,460	Bank of America	(2,978)

34

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Notes to Consolidated Financial Statements (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

5/20/13	Colombian Peso 422,129,000	United States Dollar 233,349	Bank of America	$(2,342)
5/20/13	Colombian Peso 9,051,034,000	United States Dollar 4,939,847	BNP Paribas	13,266
5/20/13	Euro 1,638,367	United States Dollar 2,137,479	Goldman Sachs International	20,403
5/20/13	South Korean Won 1,037,250,000	United States Dollar 930,169	Barclays Bank PLC	11,485
5/20/13	South Korean Won 1,361,568,000	United States Dollar 1,248,744	JPMorgan Chase Bank	(12,662)
5/20/13	Yuan Offshore Renminbi 8,377,000	United States Dollar 1,354,844	HSBC Bank USA	3,498
5/22/13	Indian Rupee 72,197,000	United States Dollar 1,310,338	Deutsche Bank	29,746
5/22/13	Indian Rupee 40,995,230	United States Dollar 756,896	JPMorgan Chase Bank	4,036
5/22/13	Indian Rupee 71,218,000	United States Dollar 1,293,039	Nomura International PLC	28,873
5/22/13	Indian Rupee 40,746,770	United States Dollar 752,448	Standard Chartered Bank	3,873
5/22/13	Indian Rupee 50,792,000	United States Dollar 922,016	Standard Chartered Bank	20,759
5/22/13	Malaysian Ringgit 13,714,000	United States Dollar 4,405,680	Standard Chartered Bank	97,262
5/22/13	Mexican Peso 70,642,067	United States Dollar 5,731,468	Standard Chartered Bank	77,218
5/23/13	Serbian Dinar 17,120,365	Euro 151,736	Deutsche Bank	3,064
5/24/13	South Korean Won 1,037,182,000	United States Dollar 951,761	Credit Suisse International	(10,213)
6/6/13	Chilean Peso 1,655,113,000	United States Dollar 3,496,964	HSBC Bank USA	406
6/7/13	South African Rand 28,117,886	United States Dollar 3,115,590	BNP Paribas	3,097
6/7/13	South African Rand 1,147,832	United States Dollar 122,851	JPMorgan Chase Bank	4,461
6/7/13	South African Rand 3,542,000	United States Dollar 378,585	JPMorgan Chase Bank	14,275
6/7/13	South African Rand 1,329,168	United States Dollar 142,274	Standard Chartered Bank	5,150
6/7/13	South African Rand 1,494,000	United States Dollar 159,667	Standard Chartered Bank	6,040
6/14/13	New Taiwan Dollar 16,203,000	United States Dollar 542,814	Toronto-Dominion Bank	7,195
6/14/13	Russian Ruble 10,622,000	United States Dollar 336,699	Bank of America	2,231

35

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Notes to Consolidated Financial Statements (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

6/14/13	Russian Ruble 10,178,000	United States Dollar 322,753	Citibank NA	$2,010
6/14/13	Russian Ruble 55,343,000	United States Dollar 1,773,416	Wells Fargo Bank NA	(7,518)
6/17/13	Mauritian Rupee 52,155,000	United States Dollar 1,684,049	Standard Bank	(7,844)
6/17/13	Peruvian New Sol 5,000,000	United States Dollar 1,929,608	Standard Chartered Bank	(43,394)
6/17/13	Peruvian New Sol 6,656,140	United States Dollar 2,506,549	Standard Chartered Bank	4,432
6/20/13	Singapore Dollar 935,000	United States Dollar 755,983	Credit Suisse International	3,147
6/24/13	Polish Zloty 17,135,350	Euro 4,143,227	Bank of America	(54,396)
6/24/13	Singapore Dollar 5,317,000	United States Dollar 4,248,672	JPMorgan Chase Bank	68,235
6/24/13	Yuan Offshore Renminbi 12,700,000	United States Dollar 2,050,239	Deutsche Bank	6,474
6/24/13	Yuan Offshore Renminbi 12,845,000	United States Dollar 2,073,480	Nomura International PLC	6,715
6/24/13	Yuan Offshore Renminbi 12,580,000	United States Dollar 2,031,326	Standard Chartered Bank	5,954
7/31/13	Indian Rupee 49,900,000	United States Dollar 906,226	Citibank NA	11,457
7/31/13	Norwegian Krone 38,479,300	Euro 5,025,671	HSBC Bank USA	28,178
9/16/13	Russian Ruble 15,431,000	United States Dollar 482,369	HSBC Bank USA	2,610
9/16/13	Russian Ruble 5,369,000	United States Dollar 167,860	JPMorgan Chase Bank	882
10/15/13	Guatemalan Quetzal 17,500,000	United States Dollar 2,220,108	Citibank NA	15,204
10/21/13	Canadian Dollar 6,013,000	United States Dollar 5,844,060	BNP Paribas	100,943
12/16/13	Russian Ruble 11,549,000	United States Dollar 356,506	Credit Suisse International	1,448
12/16/13	Russian Ruble 9,351,000	United States Dollar 288,856	Goldman Sachs International	971
4/3/14	Croatian Kuna 1,825,000	Euro 237,661	Citibank NA	843
4/11/14	Kenyan Shilling 61,574,000	United States Dollar 668,193	Standard Chartered Bank	4,337

				$656,587

36

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Notes to Consolidated Financial Statements (Unaudited) — continued

Futures Contracts

Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation

6/13	2 Euro-Schatz	Short	$(291,447)	$(291,705)	$(258)
6/13	32 Gold	Long	5,034,880	4,710,720	(324,160)
6/13	2 U.S. 10-Year Deliverable Interest Rate Swap	Short	(195,563)	(201,969)	(6,406)
7/13	14 Platinum	Long	1,110,072	1,055,040	(55,032)

					$(385,856)

Euro-Schatz:  Short-term debt securities issued by the Federal Republic of Germany with a term to maturity of 1.75 to 2.25 years.

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America	HUF 139,000	Pays	6-month HUF BUBOR	5.13%	12/21/16	$20,442
Bank of America	HUF 117,000	Pays	6-month HUF BUBOR	6.95	1/17/17	51,598
Bank of America	HUF 117,000	Receives	6-month HUF BUBOR	7.91	1/17/17	(69,751)
Bank of America	PLN 838	Pays	6-month PLN WIBOR	4.34	7/30/17	22,199
Bank of America	PLN 838	Receives	6-month PLN WIBOR	3.35	7/30/17	(6,127)
Bank of America	PLN 2,560	Pays	6-month PLN WIBOR	3.83	11/14/17	33,302
Bank of America	PLN 2,560	Receives	6-month PLN WIBOR	3.61	11/14/17	(28,916)
Bank of America	PLN 2,900	Receives	6-month PLN WIBOR	3.52	11/16/17	(27,600)
Barclays Bank PLC	PLN 2,900	Pays	6-month PLN WIBOR	3.81	11/16/17	36,916
Barclays Bank PLC	PLN 4,890	Pays	6-month PLN WIBOR	3.82	11/19/17	63,287
Barclays Bank PLC	PLN 4,890	Receives	6-month PLN WIBOR	3.53	11/19/17	(49,940)
BNP Paribas	PLN 2,147	Pays	6-month PLN WIBOR	4.25	8/7/17	54,055
BNP Paribas	PLN 2,147	Receives	6-month PLN WIBOR	3.60	8/7/17	(22,513)
BNP Paribas	PLN 400	Pays	6-month PLN WIBOR	3.85	11/13/17	5,263
BNP Paribas	PLN 400	Receives	6-month PLN WIBOR	3.38	11/13/17	(3,319)
Citibank NA	PLN 2,130	Pays	6-month PLN WIBOR	3.82	11/19/17	27,253
Citibank NA	PLN 2,130	Receives	6-month PLN WIBOR	3.60	11/19/17	(23,884)
Credit Suisse International	HUF 46,530	Pays	6-month HUF BUBOR	6.93	12/16/16	19,979
Credit Suisse International	HUF 46,530	Receives	6-month HUF BUBOR	7.32	12/16/16	(22,922)
Credit Suisse International	HUF 80,000	Pays	6-month HUF BUBOR	5.12	1/16/17	11,615
Credit Suisse International	HUF 80,000	Receives	6-month HUF BUBOR	7.63	1/16/17	(44,072)
Credit Suisse International	HUF 67,000	Pays	6-month HUF BUBOR	5.87	1/20/17	17,829
Credit Suisse International	HUF 67,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(38,190)
Deutsche Bank	HUF 69,250	Pays	6-month HUF BUBOR	7.01	1/19/17	31,197
Deutsche Bank	HUF 69,250	Receives	6-month HUF BUBOR	7.98	1/19/17	(42,095)
Deutsche Bank	PLN 550	Pays	6-month PLN WIBOR	3.79	11/16/17	6,839

37

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Notes to Consolidated Financial Statements (Unaudited) — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Deutsche Bank	PLN 550	Receives	6-month PLN WIBOR	3.60%	11/16/17	$(6,182)
JPMorgan Chase Bank	HUF 173,000	Pays	6-month HUF BUBOR	6.93	12/19/16	74,342
JPMorgan Chase Bank	HUF 173,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(83,602)
JPMorgan Chase Bank	HUF 103,000	Pays	6-month HUF BUBOR	6.94	12/20/16	44,431
JPMorgan Chase Bank	HUF 103,000	Receives	6-month HUF BUBOR	7.34	12/20/16	(51,150)
JPMorgan Chase Bank	HUF 139,000	Receives	6-month HUF BUBOR	7.36	12/21/16	(70,276)
JPMorgan Chase Bank	HUF 80,000	Pays	6-month HUF BUBOR	6.99	12/22/16	35,732
JPMorgan Chase Bank	HUF 80,000	Receives	6-month HUF BUBOR	7.30	12/22/16	(39,606)
JPMorgan Chase Bank	HUF 78,000	Pays	6-month HUF BUBOR	5.10	12/27/16	11,125
JPMorgan Chase Bank	HUF 78,000	Receives	6-month HUF BUBOR	7.37	12/27/16	(39,550)
JPMorgan Chase Bank	HUF 82,000	Pays	6-month HUF BUBOR	5.09	1/20/17	11,514
JPMorgan Chase Bank	HUF 82,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(46,724)
Morgan Stanley & Co. International PLC	HUF 72,000	Pays	6-month HUF BUBOR	6.94	12/19/16	30,998
Morgan Stanley & Co. International PLC	HUF 72,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(34,794)

						$(141,297)

HUF	–	Hungarian Forint
PLN	–	Polish Zloty

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Austria	Barclays Bank PLC	$2,200	0.44%		12/20/13	$(6,730)	$—	$(6,730)
Austria	Barclays Bank PLC	1,000	1.42		3/20/14	(13,881)	—	(13,881)
China	Bank of America	500	1.00	(1)	3/20/17	(9,759)	(11,607)	(21,366)
China	Barclays Bank PLC	863	1.00	(1)	3/20/17	(16,845)	(18,231)	(35,076)
China	Deutsche Bank	316	1.00	(1)	3/20/17	(6,168)	(6,344)	(12,512)
China	Deutsche Bank	369	1.00	(1)	3/20/17	(7,203)	(7,408)	(14,611)
Croatia	BNP Paribas	870	1.00	(1)	12/20/17	63,792	(54,369)	9,423
Croatia	Citibank NA	1,500	1.00	(1)	12/20/17	109,986	(92,619)	17,367
Egypt	Bank of America	1,400	1.00	(1)	9/20/15	131,080	(32,025)	99,055
Egypt	Citibank NA	300	1.00	(1)	6/20/20	79,353	(23,744)	55,609
Egypt	Deutsche Bank	350	1.00	(1)	6/20/20	92,578	(27,833)	64,745
Egypt	Deutsche Bank	300	1.00	(1)	6/20/20	79,354	(21,113)	58,241
Egypt	Deutsche Bank	300	1.00	(1)	6/20/20	79,353	(23,889)	55,464
Guatemala	Citibank NA	1,286	1.00	(1)	9/20/20	89,702	(72,982)	16,720
Lebanon	Barclays Bank PLC	500	1.00	(1)	12/20/14	9,851	(12,612)	(2,761)
Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	2,531	(2,710)	(179)
Lebanon	Barclays Bank PLC	300	1.00	(1)	3/20/15	7,594	(7,988)	(394)
Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	2,531	(3,100)	(569)

38

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Short Duration Diversified Income Fund

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Notes to Consolidated Financial Statements (Unaudited) — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Lebanon	Citibank NA	$1,200	3.30%		9/20/14	$(24,560)	$—	$(24,560)
Lebanon	Citibank NA	350	1.00	(1)	12/20/14	6,895	(8,651)	(1,756)
Lebanon	Citibank NA	500	1.00	(1)	12/20/14	9,851	(12,612)	(2,761)
Lebanon	Citibank NA	1,000	1.00	(1)	12/20/14	19,702	(25,605)	(5,903)
Lebanon	Citibank NA	300	1.00	(1)	3/20/15	7,593	(7,115)	478
Lebanon	Credit Suisse International	200	1.00	(1)	3/20/15	5,062	(5,353)	(291)
Lebanon	Credit Suisse International	800	1.00	(1)	3/20/15	20,248	(21,288)	(1,040)
Lebanon	Credit Suisse International	100	1.00	(1)	6/20/15	3,097	(2,824)	273
Lebanon	Deutsche Bank	200	1.00	(1)	3/20/15	5,063	(4,942)	121
Lebanon	Deutsche Bank	100	1.00	(1)	6/20/15	3,097	(2,824)	273
Lebanon	HSBC Bank USA	1,250	1.00	(1)	12/20/17	149,143	(165,223)	(16,080)
Philippines	Barclays Bank PLC	1,100	1.85		12/20/14	(31,584)	—	(31,584)
Philippines	Barclays Bank PLC	655	1.00	(1)	3/20/15	(9,938)	(7,177)	(17,115)
Philippines	Citibank NA	800	1.84		12/20/14	(22,828)	—	(22,828)
Philippines	JPMorgan Chase Bank	656	1.00	(1)	3/20/15	(9,953)	(7,188)	(17,141)
Thailand	Barclays Bank PLC	1,900	0.97		9/20/19	4,175	—	4,175
Thailand	Citibank NA	1,600	0.86		12/20/14	(17,377)	—	(17,377)
Thailand	Citibank NA	900	0.95		9/20/19	3,096	—	3,096
Thailand	JPMorgan Chase Bank	800	0.87		12/20/14	(8,830)	—	(8,830)
Tunisia	Barclays Bank PLC	350	1.00	(1)	9/20/17	34,439	(28,238)	6,201
Tunisia	Citibank NA	360	1.00	(1)	9/20/17	35,423	(30,438)	4,985
Tunisia	Deutsche Bank	500	1.00	(1)	6/20/17	45,594	(32,764)	12,830
Tunisia	Goldman Sachs International	300	1.00	(1)	9/20/17	29,519	(21,365)	8,154
Tunisia	Nomura International PLC	400	1.00	(1)	12/20/17	42,155	(37,980)	4,175
Uruguay	Citibank NA	300	1.00	(1)	6/20/20	11,246	(16,345)	(5,099)
Uruguay	Deutsche Bank	600	1.00	(1)	6/20/20	22,492	(31,923)	(9,431)

						$1,019,939	$(888,429)	$131,510

*	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps
Counterparty	Fund Receives	Fund Pays	Termination Date	Net Unrealized Appreciation

Citibank NA	Total return on GTQ 2,350,000 Banco de Guatemala, 0%, due 12/3/13	3-month USD-LIBOR-BBA+50 bp on $290,020 (Notional Amount) plus Notional Amount at termination date	12/5/13	$4,768

				$4,768

GTQ	–	Guatemalan Quetzal

39

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April 30, 2013

Notes to Consolidated Financial Statements (Unaudited) — continued

Written options activity for the six months ended April 30, 2013 was as follows:

	Principal Amount of Contracts (000’s omitted)	Principal Amount of Contracts (000’s omitted)	Principal Amount of Contracts (000’s omitted)	Premiums Received

Outstanding, beginning of period	INR 975,700	KRW —	GBP —	$629,303
Options written	612,813	9,433,760	10,151	308,074

Outstanding, end of period	INR 1,588,513	KRW 9,433,760	GBP 10,151	$937,377

GBP	–	British Pound Sterling
INR	–	Indian Rupee
KRW	–	South Korean Won

At April 30, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Commodity Risk: The Fund invests in commodities-linked derivative investments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk: The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts, options on currencies, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies. It also enters into forward foreign currency exchange contracts to hedge the currency risks of investments it anticipates purchasing.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Fund enters into swap contracts, over-the-counter options, forward commodity contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At April 30, 2013, the fair value, excluding upfront payments, of derivatives with credit-related contingent features in a net liability position was $2,977,867. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $270,000 at April 30, 2013.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, over-the-counter options, forward commodity contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives. At April 30, 2013, the maximum amount of loss the Fund would incur due to counterparty risk was $2,882,964, with the highest amount from any one counterparty being $557,071. Such maximum amount would be reduced by any unamortized upfront payments received by the Fund. Such amount would be increased by any unamortized upfront payments made by the Fund. To mitigate this risk, the Fund (and Subsidiary) has entered into master netting agreements with substantially all of its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund (and Subsidiary) or the counterparty. At April 30, 2013, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $1,909,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Collateral pledged for the benefit of the Fund is held in a segregated account by the Fund’s custodian. The portion of such collateral representing cash is reflected as restricted cash with a corresponding liability on the Consolidated Statement of Assets and Liabilities. The carrying amount of the liability at April 30, 2013 approximated its fair value. If measured at fair value, the liability for cash collateral due to broker would have been considered as Level 2 in the fair value hierarchy (see Note 10) at April 30, 2013. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered fund may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered fund.

40

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Notes to Consolidated Financial Statements (Unaudited) — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2013 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Commodity

Securities of unaffiliated issuers, at value	$—	$455,434	$—	$—
Receivable for open forward foreign currency exchange contracts	—	1,115,201	—	—
Receivable for open swap contracts; Premium paid/received on open swap contracts	1,205,595	4,768	609,916	—

Total Asset Derivatives	$1,205,595	$1,575,403	$609,916	$—

Written options outstanding, at value	$—	$(438,767)	$—	$—
Net unrealized appreciation*	—	—	(6,664)	(379,192)
Payable for open forward foreign currency exchange contracts	—	(1,284,078)	—	—
Payable for open swap contracts; Premium paid/received on open swap contracts	(185,656)	—	(751,213)	—

Total Liability Derivatives	$(185,656)	$(1,722,845)	$(757,877)	$(379,192)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the six months ended April 30, 2013 was as follows:

Consolidated Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Commodity

Net realized gain (loss) — Investments transactions	$—	$—	$—	$(121,910)
Futures contracts	—	—	(285,461)	127,927
Swap contracts	(2,336,474)	(581)	(467,731)	—
Forward commodity contracts	—	—	—	(44,871)
Foreign currency and forward foreign currency exchange contract transactions	—	258,720	—	—

Total	$(2,336,474)	$258,139	$(753,192)	$(38,854)

Change in unrealized appreciation (depreciation) — Investments	$—	$(361,358)	$—	$2,480
Written options	—	152,263	—	—
Futures contracts	—	—	51,147	(279,906)
Swap contracts	639,768	4,768	381,787	—
Forward commodity contracts	—	—	—	109,589
Foreign currency and forward foreign currency exchange contracts	—	291,985	—	—

Total	$639,768	$87,658	$432,934	$(167,837)

The average notional amounts of futures contracts, forward commodity contracts, forward foreign currency exchange contracts and swap contracts outstanding during the six months ended April 30, 2013, which are indicative of the volume of these derivative types, were approximately $15,828,000, $977,000, $190,931,000 and $149,688,000, respectively.

41

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Notes to Consolidated Financial Statements (Unaudited) — continued

The average principal amount of purchased currency options contracts and average number of purchased commodity options contracts outstanding during the six months ended April 30, 2013, which are indicative of the volume of these derivative types, were approximately $51,520,000 and 27 contracts, respectively.

8  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $150 million pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.15% on the borrowing limit. The Fund is required to maintain certain net asset levels during the term of the Agreement. At April 30, 2013, the Fund had borrowings outstanding under the Agreement of $108,000,000 at an interest rate of 0.97%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at April 30, 2013 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at April 30, 2013. For the six months ended April 30, 2013, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $106,176,796 and 1.02%, respectively.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

42

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Notes to Consolidated Financial Statements (Unaudited) — continued

At April 30, 2013, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$160,270,343	$400,035	$160,670,378
Collateralized Mortgage Obligations	—	47,683,930	—	47,683,930
Commercial Mortgage-Backed Securities	—	7,454,492	—	7,454,492
Mortgage Pass-Throughs	—	102,866,226	—	102,866,226
Asset-Backed Securities	—	490,043	—	490,043
Corporate Bonds & Notes	—	2,665,920	—	2,665,920
Foreign Corporate Bonds & Notes	—	2,595,758	—	2,595,758
Foreign Government Bonds	—	37,057,417	—	37,057,417
Common Stocks	—	1,210,745	1,713,476	2,924,221
Precious Metals	2,273,179	—	—	2,273,179
Currency Call Options Purchased	—	346,883	—	346,883
Currency Put Options Purchased	—	108,551	—	108,551
Short-Term Investments —
Foreign Government Securities	—	33,941,582	—	33,941,582
U.S. Treasury Obligations	—	5,685,824	—	5,685,824
Repurchase Agreements	—	15,091,078	—	15,091,078
Other	—	5,020,631	—	5,020,631

Total Investments	$2,273,179	$422,489,423	$2,113,511	$426,876,113
Forward Foreign Currency Exchange Contracts	$—	$1,115,201	$—	$1,115,201
Swap Contracts	—	1,820,279	—	1,820,279

Total	$2,273,179	$425,424,903	$2,113,511	$429,811,593

Liability Description

Currency Call Options Written	$—	$(329,947)	$—	$(329,947)
Currency Put Options Written	—	(108,820)	—	(108,820)
Securities Sold Short	—	(3,153,502)	—	(3,153,502)
Forward Foreign Currency Exchange Contracts	—	(1,284,078)	—	(1,284,078)
Futures Contracts	(385,856)	—	—	(385,856)
Swap Contracts	—	(936,869)	—	(936,869)

Total	$(385,856)	$(5,813,216)	$—	$(6,199,072)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2013 is not presented.

At April 30, 2013, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

43

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 15, 2013. The following action was taken by the shareholders:

Item 1:  The election of William H. Park, Ronald A. Pearlman and Harriett Tee Taggart as Class II Trustees of the Fund, each for a three-year term expiring in 2016.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
William H. Park	17,721,874	243,919
Ronald A. Pearlman	17,681,328	284,465
Harriett Tee Taggart	17,719,113	246,680

44

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 22, 2013, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2013, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•	An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•	Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

45

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2013, with respect to one or more funds, the Board met eight times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twenty-one, five, nine and thirteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Short Duration Diversified Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

46

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2012 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2012, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the Adviser had waived fees and/or paid expenses for the Fund. The Board noted that the Fund has established a wholly-owned subsidiary to accommodate the Fund’s commodity-related investments. The subsidiary is managed by Eaton Vance Management pursuant to a separate investment advisory agreement that is subject to annual approval by the Board. The subsidiary’s fee rates are the same as those charged to the Fund, and the Fund will not pay any additional management fees with respect to its assets invested in the subsidiary. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time.

47

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2013

Officers and Trustees

Officers of Eaton Vance Short Duration Diversified Income Fund

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance Short Duration Diversified Income Fund

Ralph F. Verni

Chairman

Scott E. Eston

Benjamin C. Esty

Thomas E. Faust Jr.*

Allen R. Freedman

William H. Park

Ronald A. Pearlman

Helen Frame Peters

Lynn A. Stout

Harriett Tee Taggart

*	Interested Trustee

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2013, Fund records indicate that there are 12 registered shareholders and approximately 14,244 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

48

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  A Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that a Fund will take such action or that such purchases would reduce the discount. If applicable, a Fund may also redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  The Eaton Vance closed-end funds make certain fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each month. Certain fund performance data for the funds, including total returns, are posted to the website shortly after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

49

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Fund Offices

Two International Place

Boston, MA 02110

2319-6/13	CE-SDDISRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 7, 2013

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 7, 2013